UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NEULION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEULION, INC.

1600 Old Country Road
Plainview, New York 11803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 7, 2011

TO THE STOCKHOLDERS OF NEULION, INC.:

The Annual Meeting of the stockholders of NeuLion, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 7, 2011, at 10:00 a.m., at the Long Island Marriott Hotel & Conference Center at 101 James Doolittle Boulevard, Uniondale, New York 11553 (the “Annual Meeting”), for the following purposes:

1.	To elect eight (8) directors;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011;

3.	To approve the amendment of the Company’s Certificate of Incorporation to provide for the redemption payment of any of the Company’s Class 3 Preference Shares to be made in US dollars;

4.	To approve the unallocated options to acquire shares of the Company’s Common Stock (“Unallocated Options”) under the Company’s Second Amended and Restated Stock Option Plan, as amended;

5.	To approve the unallocated stock appreciation rights (“Unallocated SARS”) under the Company’s 2006 Stock Appreciation Rights Plan, as amended; and

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement providing information and a form of proxy to vote with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,
/s/ Roy E. Reichbach
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

Dated: April 29, 2011

IMPORTANT

It is important that your shares of the Company are represented at the Annual Meeting.  Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying form of proxy, and return it promptly in the enclosed return envelope or follow the instructions on the enclosed form of proxy to vote your proxy by telephone or Internet.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, trust, bank or other nominee holder cannot vote your shares in the (i) election of directors, (ii) approval of the amendment of the Certificate of Incorporation, (iii) approval of the Unallocated Options or (iv) approval of the Unallocated SARs, unless you direct the nominee holder how to vote by marking your form of proxy.

NEULION, INC.

1600 Old Country Road
Plainview, New York  11803

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on June 7, 2011

PROXY SOLICITATION

NeuLion, Inc., a Delaware corporation (the “Company”), is soliciting proxies on behalf of its Board of Directors in connection with the annual meeting of stockholders to be held on Tuesday, June 7, 2011 at 10:00 a.m. at the Long Island Marriott Hotel & Conference Center at 101 James Doolittle Boulevard, Uniondale, New York 11553 and at any adjournment thereof (the “Annual Meeting”). The Company will bear the entire cost of preparing, assembling, printing and mailing this proxy statement (the “Proxy Statement”), the accompanying form of proxy, and any additional material that may be furnished to stockholders. Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by the Company’s officers, directors, or employees, who will receive no additional compensation therefor. The costs of solicitation will be borne by the Company.

A copy of the Company’s Annual Report on Form 10-K containing its audited financial statements for the fiscal year ended December 31, 2010 accompanies this Proxy Statement.  Our Annual Report on Form 10-K is not part of this Proxy Statement.

This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about May 4, 2011.

GENERAL INFORMATION ABOUT VOTING

Record Date

Persons registered on the records of the Company at the close of business on May 2, 2011 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting.

Voting Securities and Principal Holders Thereof

As of the Record Date, the Company had outstanding 139,330,279 shares of common stock, par value $0.01 (“Common Stock”), and 17,176,818 shares of Class 3 Preference Shares, par value $0.01 (“Preferred Stock”), being all of the classes of stock entitled to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote, and each share of Preferred Stock entitles its holder to one vote.  The Common Stock and Preferred Stock shall vote as one class on all matters other than on the proposal relating to the amendment to the Certificate of Incorporation whereby the Preferred Stock shall also vote as a separate class.

Procedures for Voting or Revoking Proxies

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided or by telephone or Internet by following the instructions on the form of proxy. The persons authorized by such means to vote your shares will vote them as you specify or, in the absence of your specification, as stated on the form of proxy. You may revoke any proxy by notifying the Company in writing at the above address, ATTN: Corporate Secretary by 5 p.m. on Tuesday, June 6, 2011, or by voting a subsequent proxy or in person at the Annual Meeting.  If a broker, trust, bank or other nominee holds your shares, please follow the instructions you receive from that person.

If you hold shares through an account with a broker, trust, bank or other nominee, your shares may be voted on routine matters even if you do not provide voting instructions.  However, when a proposal is not routine and a brokerage firm, fiduciary, bank or other nominee has not received specific voting instructions from its customers, it cannot vote the shares on that proposal.  Those shares are considered broker “non-votes.”  Our proposals will be affected by broker “non-votes” and abstentions as follows:

Election of Directors

The election of directors is not considered a routine matter.  The Company’s Bylaws require that in an uncontested election, such as the election at the Annual Meeting, each director will be elected by vote of the majority of the votes cast with respect to the director nominee.  A majority of the votes cast means that the number of shares cast “for” a director’s election must exceed the number of votes cast “against” that nominee. Abstentions and broker “non-votes” are not counted as “for” or “against” a director nominee, and will not have an effect on the outcome of the election of directors.

Ratification of Independent Registered Public Accountants

The ratification of the appointment of Ernst & Young LLP (“E&Y (US)”) as our independent registered public accounting firm for 2011 is considered a routine matter, and therefore there will be no broker “non-votes” associated with this proposal.  The approval of this matter requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Abstentions will have the same effect as a vote against this matter.

Approval of Amendment of Certificate of Incorporation

The approval of the proposal to amend the Company’s Certificate of Incorporation is not considered a routine matter.  The approval of this matter requires the affirmative vote of a majority of the Company’s outstanding voting securities voting as one class and the affirmative vote of the holders of 66% of the Preferred Stock voting alone as a separate class.  Broker “non-votes” and abstentions will have the same effect as a vote against this matter.

Approval of Unallocated Options to Acquire Shares of Common Stock Under the Company’s Second Amended and Restated Stock Option Plan, as amended (the “Stock Option Plan”)

The approval of unallocated options to acquire shares of Common Stock under the Stock Option Plan is not considered a routine matter.  The approval of this matter requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Broker “non-votes” will be treated as votes not cast and will not have any effect on the outcome of the proposal.  Abstentions will have the same effect as a vote against this matter.

Approval of Unallocated Stock Appreciation Rights (“SARs”) under the Company’s 2006 Stock Appreciation Rights Plan, as amended (the “SARs Plan”)

The approval of unallocated SARs under the SARs Plan is not considered a routine matter.  The approval of this matter requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.  Broker “non-votes” will be treated as votes not cast and will not have any effect on the outcome of the proposal.  Abstentions will have the same effect as a vote against this matter.

We encourage you to provide your instructions to your broker, trust, bank or other nominee regarding the voting of your shares.

Attending the Annual Meeting

If you wish to vote your shares in person at the Annual Meeting and your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a legal proxy or a letter from that broker, trust, bank or other nominee that confirms that you are the beneficial owner of those shares.

You may obtain directions to the Annual Meeting by writing to the Company at 1600 Old Country Road, Plainview, New York 11803, ATTN: Corporate Secretary prior to the date thereof. If you attend the Annual Meeting, you may vote there in person, regardless whether you have voted as provided under “—Procedures for Voting or Revoking Proxies.”

Quorum

The presence of a majority of shares entitled to vote on a matter, in person or represented by proxy, will constitute a quorum at the Annual Meeting or any adjournment or postponement thereof, other than in such cases where a separate vote by a class is required whereby a majority of the outstanding shares of such class, present in person or represented by proxy will also be required to constitute a quorum with respect to a vote on that matter. The Company’s list of stockholders as of the Record Date has been used to deliver to stockholders the notice and this Proxy Statement as well as to determine who is eligible to vote.

Required Votes

Under our Bylaws, directors must be elected by vote of the majority of the votes cast with respect to the director nominee in uncontested elections.  This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee.  The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of E&Y (US), to approve the unallocated options to acquire shares of Common Stock under Stock Option Plan and to approve the unallocated SARs under the SARs Plan.  The affirmative vote of a majority of the Company’s outstanding voting securities voting as one class and the affirmative vote of 66% of the Preferred Stock voting alone as a separate class is required to approve the amendment of the Company’s Certificate of Incorporation.

How Does the Board Recommend that I Vote?

Your Board of Directors recommends that you vote your shares:

➢	‘FOR’ the election of each of the nominees to the Board;

➢	‘FOR’ the ratification of the appointment of E&Y (US) as our independent registered public accounting firm for 2011;

➢	‘FOR’ the approval of the amendment of the Certificate of Incorporation;

➢	‘FOR’ the approval of unallocated options to acquire shares of Common Stock under the Stock Option Plan; and

➢	‘FOR’ the approval of unallocated SARs under the SARs Plan.

Interests of Certain Persons in Matters to be Acted Upon

To the knowledge of the Company,

•	no person who has been a director or an executive officer of the Company at any time since the beginning of the Company’s last fiscal year,

•	no nominee for election as a director of the Company, and

•	no associate of any of the foregoing persons,

has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting except as disclosed in this Proxy Statement.

Voting Trust Agreement

Charles B. Wang, the chairman of our Board of Directors, Nancy Li, our Chief Executive Officer and a director of the Company, and AvantaLion LLC (“AvantaLion”), which is controlled by Mr. Wang, are parties to a voting trust agreement (the “Voting Trust Agreement”) pursuant to which all shares of Common Stock of the Company directly or indirectly controlled by them were deposited with Computershare so that shares of Common Stock controlled by AvantaLion, Mr. Wang and Ms. Li representing more than 9.9% of the total issued and outstanding Common Stock of the Company may not be voted in relation to:

•	the election of directors;

•	any matters related to security-based compensation; and

•
any other matters which may change the governance structure of the Company as disclosed in the management information circular dated September 4, 2008 relating to the stockholder approval of the business combination of the entities then known as JumpTV Inc. and NeuLion, Inc.

The voting restriction does not apply to any arm’s-length transferee of any of the Common Stock held by AvantaLion, Mr. Wang or Ms. Li.  The Voting Trust Agreement will terminate on the first to occur of:

•	five years from October 20, 2008;

•	the date when the Common Stock ceases to be listed and posted for trading on the Toronto Stock Exchange; and

•	the date that AvantaLion, Mr. Wang and Ms. Li no longer own any Common Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of eight directors.  The Bylaws of the Company provide that the number of directors on the Board shall not be less than one nor more than fifteen persons.  The Company has determined that the number of directors to be elected at the Annual Meeting will be eight.  All eight of the nominees are currently directors of the Company and each has been a director since the date indicated next to his or her name in the table below the subheading “—Biographical and Business Experience of Directors.”  Each director elected at the Annual Meeting will hold office until the next annual meeting or until his or her successor is duly elected or appointed.  All of the nominees have consented to being named in this Proxy Statement and to serve if elected.  We do not presently expect that any of the nominees will be unavailable.  There are no family relationships between the officers and directors of the Company other than the relationship between Mr. Wang, our Chairman, and Ms. Li, our Chief Executive Officer and a director of the Company, who are married to each other.

Director Qualifications and Review of Director Nominees

The process for identifying and evaluating nominees for the Board of Directors is initiated by the Corporate Governance Committee conducting an annual evaluation of critical Company and Board needs based on the present and future strategic objectives of the Company and the specific skills required for the Board of Directors as a whole and for each of its committees. This annual evaluation provides guidance to the Corporate Governance Committee members, who report to the full Board with a recommendation on the size and composition of the Board as a whole and its committees. If necessary, the Corporate Governance Committee also recommends steps to be taken so that the Board of Directors as a whole and its committees reflect the appropriate balance of experience, knowledge, skills, expertise, and diversity.

In conducting a review of the Corporate Governance Committee’s recommendations, the Board may consider age, experience, ability, qualifications, independence from the Company and current Board members, and such other factors as it deems appropriate given the current needs of the Company.  The Board utilizes the same evaluation process for director nominees received from stockholders as it does for those nominees recommended by the Board.  Due to the limited number of stockholder proposals received, the Board does not believe a separate policy for considering such nominations is necessary or efficient.  Current members of the Board with skills and experience relevant to the Company’s strategic objectives are considered for re-nomination.

The nominees to the Board of Directors listed in this Proxy Statement, each of whom is currently a director of the Company, were approved unanimously by the Board of Directors.  The paragraphs that follow provide information about each nominee for director.  Each of these individuals brings a strong and singular background and skill set to the full Board of Directors that includes accounting and finance, risk management, marketing, technology, legal and civic experience, among others, which led the Board of Directors to the conclusion that each should continue to serve as a director.

Biographical and Business Experience of Directors

The following table and narrative below contains biographical and business information about the nominees for re-election, including name and province/state and country of residence, office or position with the Company, date the Company directorship began, principal occupation, age, business experience and public company directorships during at least the past five years.  The Company has an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Disclosure Committee (see “CORPORATE GOVERNANCE MATTERS—Board Committees” for a description of each Board committee), the members of which are indicated below and will, if re-elected by the stockholders, remain members of such committees.  For the number of shares of Common Stock beneficially owned, directly or indirectly or under direction or control of each nominee, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Name and Province/State and Country of Residence	Office or Position with the Company	Date Company Directorship Began	Principal Occupation During the Past Five Years
Charles B. Wang New York, USA	Chairman	10/20/08	Owner, New York Islanders Hockey Club, L.P. (“New York Islanders”)

G. Scott Paterson Ontario, Canada	Vice Chairman	01/30/02	Chief Executive Officer, Executive Chairman and Vice Chairman of the Company

Nancy Li New York, USA	Chief Executive Officer and Director	10/20/08	Chief Executive Officer of the Company and NeuLion USA, Inc. (“NeuLion USA”)

Roy E. Reichbach(1)(2) New York, USA	General Counsel, Corporate Secretary and Director	10/20/08	General Counsel and Corporate Secretary of the Company and NeuLion USA; Alternate Governor of the New York Islanders on the NHL Board of Governors

John R. Anderson(1)(3) Ontario, Canada	Lead Independent Director	03/31/08	Chief Financial Officer of each of LPBP Inc., TriNorth Capital Inc., Impax Energy Services Income Trust and Tailwind Financial Inc.

Gabriel A. Battista(1)(2)(4) Maryland, USA	Director	03/31/08	Chairman of the Board of Directors of Trustees of Capitol College

Shirley Strum Kenny(1)(3)(4) Virginia, USA	Director	10/20/08	Former President, State University of New York at Stony Brook

David Kronfeld(3)(4) Illinois, USA	Director	10/20/08	Chairman of JK&B Capital

(1)	Member of the Corporate Governance Committee.
(2)	Member of the Disclosure Committee.
(3)	Member of the Audit Committee.
(4)	Member of the Compensation Committee.

Charles B. Wang (Age 66)

Charles B. Wang has been the Chairman of the Board of the Company since October 2008.  Mr. Wang also has been the owner of the New York Islanders of the National Hockey League since July 2000 and is the founder of the Lighthouse Development Group, LLC, the developer of the Lighthouse Project, which seeks to redevelop and revitalize the Nassau Veterans Memorial Coliseum site and its surrounding area on Long Island.  In 1976, he founded Computer Associates International, Inc. (“Computer Associates”), a provider of information technology management services now known as CA Inc., and served as its Chairman until November 2002.  Mr. Wang created the New York Islanders Children’s Foundation, has his own charitable foundation and is extremely active in supporting charitable causes such as Smile Train, Inc., which he co-founded, and the National Center for Missing & Exploited Children. He is the author of “TECHNOVISION II:  Every Executive’s Guide to Understanding and Mastering Technology and the Internet.”  Mr. Wang earned a Bachelor of Science degree from Queens College and began his computer career at Columbia University’s Riverside Research Institute as a programming trainee.  Mr. Wang is married to Ms. Li.  Mr. Wang’s qualifications to serve on the Board include his status as a leading technology visionary and his experience in leading both technology start-ups and a Fortune 200 company.  He has built many relationships as an investor in China and familiarized himself with that economic market, which is a potentially important one for the Company.  Furthermore, Mr. Wang is also able to provide diverse and valuable finance and strategic expertise to the Board.

G. Scott Paterson (Age 47)

G. Scott Paterson has been our Vice Chairman since October 2008.  Prior to his current position, Mr. Paterson was our Chairman from January 2002 until October 2008 and Chief Executive Officer from May 2005 until October 2007 and again from June 2008 until October 2008.  Mr. Paterson is a Director, Chairman of the Audit Committee and a member of the Strategic Committee of Lions Gate Entertainment (NYSE:LGF).  Mr. Paterson is also Chairman of Automated Benefits Corp. (TSX:AUT) and Apogee Minerals Ltd. (TSX:APE).  He is also the Chairman of the Merry Go Round Children’s Foundation and a Governor of Ridley College.  From October 1998 until December 2001, Mr. Paterson was Chairman and CEO of Yorkton Securities Inc., which under his leadership became Canada’s leading technology investment bank.  Mr. Paterson has served as the past Chairman of the Canadian Venture Stock Exchange and as a former Vice Chairman of the Toronto Stock Exchange (“TSX.”)  Mr. Paterson is a graduate of Ridley College and earned a Bachelor of Arts (Economics) degree from the University of Western Ontario.  In 2009, Mr. Paterson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.  Mr. Paterson’s qualifications to serve on the Board include his expertise with technology investment securities as well as his founder’s knowledge of the Company and its history.  Mr. Paterson’s service on both public company and nonprofit boards enables him to provide valuable guidance to the Board on financial and strategic matters.

In December 2001, Mr. Paterson entered into a settlement agreement with the Ontario Securities Commission (the “Commission”) in connection with conduct that was, in the view of the Commission, contrary to the public interest in connection with certain corporate finance and trading activities engaged in by Mr. Paterson and the investment dealer with which he was associated.  Mr. Paterson has fulfilled the terms of the settlement agreement, which provided that he could not be registered under the Ontario Securities Act until December 19, 2003, that he make a voluntary payment to the Commission of one million Canadian dollars and that he temporarily cease trading for a six-month period.  There were no allegations of securities rule or law breaches.

Nancy Li (Age 53)

Nancy Li has been our Chief Executive Officer since October 2008.  She is the founder of NeuLion USA, our wholly-owned subsidiary, and has been its Chief Executive Officer since its inception in 2003. From 2001 to 2003, Ms. Li established and ran iCan SP, a provider of end-to-end service management software for information technology operations and a wholly owned subsidiary of CA Inc.  From 1990 to 2001, Ms. Li was Executive Vice President and Chief Technology Officer for Computer Associates, and prior to that held a variety of management positions covering virtually every facet of Computer Associates’ business from a development and engineering perspective.  Ms. Li holds a Bachelor of Science degree from New York University.  Ms. Li is married to Mr. Wang.  Ms. Li’s qualifications to serve on the Board include her knowledge of information technology systems and her executive and business experience.  Ms. Li created the technology behind the Company’s successful IPTV platform and has an in-depth knowledge of the Company, its history and the IPTV industry.

Roy E. Reichbach (Age 49)

Roy E. Reichbach has been our General Counsel and Corporate Secretary since October 2008 and has been the General Counsel and Corporate Secretary of NeuLion USA since 2003.  Mr. Reichbach is an Alternate Governor of the New York Islanders on the NHL Board of Governors.  From 2000 until October 2008, Mr. Reichbach was also the General Counsel of the New York Islanders and was also responsible for the legal affairs of its affiliated real estate companies, including Lighthouse Development Group, LLC.  From 1994 until 2000, Mr. Reichbach was Vice President – Legal at Computer Associates.  Prior to that, he was a trial lawyer in private practice.  Mr. Reichbach holds a Bachelor of Arts degree from Fordham University and a Juris Doctorate degree from Fordham Law School.  He has been admitted to practice law since 1988.  Mr. Reichbach’s qualifications to serve on the Board include his legal experience as a litigator in private practice and as in-house counsel for companies in several industries, as well as his executive management experience.

John R. Anderson (Age 65)

John R. Anderson has been the Chief Financial Officer of LPBP Inc., a Company which formerly invested in health science-focused partnerships, since May 2004 and Chief Financial Officer of TriNorth Capital Inc., a Canadian-based investment company, since December 2009.  Mr. Anderson was the Chief Financial Officer and Secretary of Impax Energy Services Income Trust (“Impax”), an income trust, from June 2006 to May 2009, and the Chief Financial Officer of Tailwind Financial Inc., a special acquisition company, from April 2007 to April 2009.  From 2005 to June 2006, Mr. Anderson was self-employed.  Previously, he was the Chief Financial Officer of The T. Eaton Company Limited and was also a partner with Ernst & Young LLP.  Mr. Anderson was formerly a director of the Canadian Medical Discoveries Fund and the Chairman of the Board of Directors of Ridley College.  Mr. Anderson holds a Bachelor of Arts degree from the University of Toronto and is a chartered accountant in Canada. In 2006, Mr. Anderson obtained the ICD.D designation by graduating from the Rotman Institute of Corporate Directors at the University of Toronto.  Mr. Anderson’s qualifications to serve on the Board include the corporate financial expertise he gained as chief financial officer of several companies.  Furthermore, as a former public accountant and auditor, he is able to provide the Company with knowledgeable advice regarding navigating the evolving accounting regulatory environment.

Impax filed for bankruptcy in December 2009, after the departure of Mr. Anderson.

Gabriel A. Battista (Age 66)

Gabriel A. Battista has been the Chairman of the Board of Directors of Trustees of Capitol College since 2010, having become a member of that board in 1992, and has also been a member of the Board of Trustees since 2006 and Vice Chairman since 2009 of the American University of Rome.  Mr. Battista serves as a member of the Boards of Directors of Sentrillion, Network Alliance, TEOCO and the National Italian American Foundation.  From 1999 until December 2006, Mr. Battista was the President, Chairman and Chief Executive Officer of Talk America.  Mr. Battista received a Bachelor of Science degree from Villanova University, a Master of Science degree from Drexel University and a Master of Business Administration degree from Temple University.  He is also a registered professional engineer in the State of Pennsylvania.  Mr. Battista’s qualifications to serve on the Board include his success as business leader with substantial experience in the area of telecommunications, which is a significant market for the Company’s services, as well as his experience in serving as a board member of six publically traded companies in the Internet, software and telecommunications industries.

Shirley Strum Kenny (Age 76)

Shirley Strum Kenny served as President of Stony Brook University from 1994 to 2009. Prior thereto, Dr. Kenny was President of Queens College and had taught at the University of Texas, Gallaudet College, the Catholic University of America, the University of Delaware, and the University of Maryland, where she was Provost. She has served as a member of the Boards of Directors of Goodwill Industries of Greater New York and New Jersey, and the Long Island Association. She also was a board member and vice chair of the Board of Directors of Brookhaven Science Associates, which oversees Brookhaven National Laboratory. From 2000 to 2008, she served on the Board of Directors of Toys ‘R’ Us, Inc. and of Computer Associates. Dr. Kenny holds a Bachelor of Arts degree in English and a Bachelor of Journalism degree from the University of Texas at Austin, an Master of Arts in English from the University of Minnesota, and a Ph.D. in English from the University of Chicago.  Dr. Kenny’s qualifications to serve on the Board include her expertise as a successful educational administrator and her large public company board experience.

David Kronfeld (Age 63)

David Kronfeld is the Chairman of JK&B Capital, a venture capital firm, which he founded in 1995. Prior thereto he served as a General Partner at Boston Capital Ventures, the Vice President of Acquisitions and Venture Investments at Ameritech, a Senior Manager at Booz Allen & Hamilton and a Systems Analyst at Electronic Data Systems.  Since February 2010, Mr. Kronfeld has been a director, and a member of the compensation committee and the audit committee, of Dynasil Corporation of America (NASDAQ-GM:DYSL). Mr. Kronfeld earned a Bachelor of Science degree in Engineering with high honors and a Master of Science degree in Computer Science from Stevens Institute of Technology, and a Master of Business Administration degree from The Wharton School of Business of the University of Pennsylvania.  Mr. Kronfeld’s qualifications to serve on the Board include his extensive corporate financial expertise as an investor and venture capitalist.  Mr. Kronfeld is also greatly experienced in guiding early to mid-stage companies to evolve and mature and has served on many boards over the course of the past 20 years.

Legal Proceedings

To the best of the Company’s knowledge, there are no material proceedings in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such person is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

To the best of the Company’s knowledge, other than the information disclosed in Mr. Paterson’s and Mr. Anderson’s biographies above, during the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees involving any possibility of enjoining or suspending members of the Company’s Board of Directors or the Company’s executive officers from engaging in any business, securities or banking activities, and no member of the Company’s Board of Directors or executive officers has been found to have violated, or been accused of having violated, any federal or state securities or commodities laws or any law or regulation prohibited mail or wire fraud or fraud in connection with any business entity.

The election of each director nominee requires a vote of the majority of the votes cast with respect to such nominee.  Pursuant to the Voting Trust Agreement, AvantaLion, Mr. Wang and Ms. Li may only vote shares of Common Stock representing 9.9% of the votes attached to all of the then-issued shares of Common Stock of the Company, which is equal to approximately 13,793,698 shares of Common Stock as of April 15, 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, trust, bank or other nominee cannot vote your shares in the election of directors, unless you direct the holder how to vote by marking your proxy.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed, and the Board of Directors has approved the appointment of, E&Y (US) as the Company’s independent registered public accountants for the fiscal year ended December 31, 2011, subject to stockholder ratification.  E&Y (US) has served as the Company’s independent registered public accountants since May 2009.  Ernst & Young LLP (Canada) served as auditors of the Company from October 2005 to May 2009.  At our Annual and Special Meeting of Shareholders held in May 2009, our stockholders appointed E&Y (US) as our auditors for the fiscal year ended December 31, 2009 and authorized our Board of Directors to fix the remuneration of the auditors.  Representatives of E&Y (US) are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

If our stockholders fail to ratify the appointment, or, if before the next annual meeting, E&Y (US) declines or the Audit Committee terminates the engagement, or E&Y (US) otherwise becomes unable to serve, the Audit Committee will appoint other independent registered public accountants whose selection for any period subsequent to the next annual meeting will be subject to stockholder ratification.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the ratification of the appointment of E&Y (US).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PROPOSAL 3

APPROVAL OF AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION

The Company’s Board of Directors has adopted, declared advisable and is submitting for stockholder approval an amendment of the Company’s Certificate of Incorporation to change the Redemption Amount (as defined in the Certificate of Incorporation) of the Preferred Stock from CDN$0.60 per share to US$0.58218 per share, plus all accrued and unpaid dividends thereon.  If the stockholders approve this proposal, subsection (i) of Section 7 of the Company’s Certificate of Incorporation will be amended to read in its entirety as follows:

(7)           REDEMPTION

(i)           Redemption by Corporation:  The Corporation may, upon giving notice as hereinafter provided, redeem, subject to the requirements of the General Corporation Law of Delaware, at any time the whole or from time to time (subject to subsection (v) and the conversion provisions set forth in Section 5 below) any part of the then outstanding Class 3 Preferred Stock from any one or more of the holders thereof as the board of directors may in its sole discretion determine on payment of US$0.58218 for each share to be redeemed, plus all accrued and unpaid dividends thereon, the whole constituting and being herein referred to as the “Redemption Amount.”

The Board is recommending this amendment to give effect to the intent of the Company and the holders of the Preferred Stock with respect to the holders’ return of their original investment amount (US$10 million).  It was not the intent of the parties for the Company or the holders of the Preferred Stock to be impacted by changes in the currency exchange rate that may cause the original investment's value to either decrease or increase when the investment is redeemed and converted back into the original currency.  The proposed amendment will not have a negative financial impact on the Company.

The adoption of this amendment requires the affirmative vote of a majority of the Company’s outstanding voting securities entitled to vote thereon voting as one class and the affirmative vote of 66% of the Preferred Stock voting alone as a separate class.  If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION.

PLEASE NOTE: If your shares are held in street name, your broker, trust, bank, custodian, or other nominee cannot vote your shares on the proposal to amend the Company’s Certificate of Incorporation, unless you direct the holder how to vote by marking your proxy.

PROPOSAL 4

APPROVAL OF UNALLOCATED OPTIONS TO ACQUIRE SHARES OF COMMON STOCK UNDER THE STOCK OPTION PLAN

The Company’s Stock Option Plan is subject to such future approvals of the stockholders and applicable stock exchanges as may be required by the terms of the Stock Option Plan or applicable stock exchanges from time to time.  The maximum number of shares of Common Stock available for purchase under the Stock Option Plan is the greater of (i) 4,000,000 shares of Common Stock and (ii) 12.5% of the shares of Common Stock issued and outstanding from time to time.  Since the Company has a rolling 12.5% number reserved for issuance, the TSX requires that the approval of all unallocated options to acquire shares of Common Stock under the Stock Option Plan be sought by the Company every three years from a majority of the stockholders, subject to the terms of the Voting Trust Agreement.  See “GENERAL INFORMATION ABOUT VOTING—Voting Trust Agreement.”

Unallocated options to acquire shares of Common Stock were approved in connection with the Company’s Annual and Special Meeting of Shareholders on May 13, 2009.  Although the three-year term prescribed by the TSX expires on May 13, 2012, the Board of Directors has determined to place an ordinary resolution (the “Unallocated Stock Options Resolution”) before the stockholders to approve the unallocated options.  This approval will be effective for three years from the date of the Annual Meeting.  If approval is not obtained at the Annual Meeting, options which have not been allocated as of May 13, 2012 and options which are outstanding as of May 13, 2012 and are subsequently cancelled, terminated or exercised will not be available for a new grant of options.  Previously allocated options will continue to be unaffected by the approval or disapproval of the Unallocated Stock Options Resolution.

As of April 15, 2011, there are options outstanding to purchase 12,317,292 shares of Common Stock (representing 8.8% of the aggregate number of issued and outstanding shares of Common Stock), resulting in the Stock Option Plan currently having 5,098,993 unallocated options to acquire shares of Common Stock.  If approval is obtained at the Annual Meeting, the Company will not be required to seek further approval of the grant of unallocated options to acquire shares of Common Stock under the Stock Option Plan until June 7, 2014.  A copy of the Stock Option Plan is attached hereto as Appendix C.

The granting of options has been a successful strategy used by the Company to attract and retain qualified employees in a marketplace where it is increasingly difficult to find people with the specific skills and experience required for the Company’s business.  As the heart of the Company’s business is its employees, the loss of this incentive element from the overall employee compensation arrangements would be significant.

See “SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS – Stock Option Plan” for the material features of the Stock Option Plan.

The following table discloses the amount of Options received by all named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, each nominee for election as a director, each associate of any such directors, executive officers or nominees, and all employees, including all current officers who are not executive officers, as a group:

Stock Option Plan
Name and Position	Dollar Value ($)(4)	Number of Units
Nancy Li, Chief Executive Officer(1)	319,275	900,000
Marc Sokol, Executive Vice President	375,840	1,350,000
J. Christopher Wagner, Executive Vice President	192,025	500,000
Executive Group	3,281,093	5,566,000
Non-Executive Director Group	42,285	100,000
John R. Anderson	21,143	50,000
Gabriel A. Battista	21,143	50,000
Shirley Strum Kenny	-	-
David Kronfeld	-	-
G. Scott Paterson	1,469,205	450,000
Roy E. Reichbach	299,025	750,000
Charles B. Wang(2)	-	-
Chelsea Nunn(3)	1,599	5,000
Non-Executive Officer Employee Group	2,179,164	6,651,292
__________________________________
(1) Ms. Li is Chief Executive Officer, a director nominee and an associate of Mr. Wang.
(2) Mr. Wang is a director nominee and an associate of Ms. Li.
(3) Ms. Nunn is an associate of an executive officer of the Company.
(4) Calculated based on values determined as of the grant date in accordance with Accounting Standards Codification Topic 718 utilizing a Black-Scholes-Merton model.

To be effective, the Unallocated Stock Options Resolution, the text of which is attached to the Proxy Statement as Appendix A, must be passed by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in respect of the Unallocated Stock Options Resolution.

Pursuant to the Voting Trust Agreement, AvantaLion, Mr. Wang and Ms. Li may only vote shares of Common Stock representing 9.9% of the votes attached to all of the then-issued shares of Common Stock of the Company, which is equal to approximately 13,793,698 shares of Common Stock as of April 15, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE UNALLOCATED STOCK OPTIONS RESOLUTION.

PLEASE NOTE: If your shares are held in street name, your broker, trust, bank, custodian, or other nominee cannot vote your shares on the Unallocated Stock Option Resolution, unless you direct the holder how to vote by marking your proxy.

PROPOSAL 5

APPROVAL OF UNALLOCATED SARS UNDER THE SARS PLAN

The Company’s SARs Plan is subject to such future approvals of the stockholders and applicable stock exchanges as may be required by the terms of the SARs Plan or applicable stock exchanges from time to time.  Since the Company has the greater of (a) 4,150,000 shares of Common Stock and (b) a rolling 5% number of shares of Common Stock reserved for issuance under the SARs Plan, the TSX requires that the approval of all unallocated SARs under the SARs Plan be sought by the Company every three years from a majority of the stockholders, subject to the terms of the Voting Trust Agreement.  See “GENERAL INFORMATION ABOUT VOTING—Voting Trust Agreement.”

Unallocated stock appreciation rights were approved in connection with the Company’s Special Meeting of Shareholders on November 13, 2007.  Since the three-year term of the SARs Plan has expired, the Board of Directors has determined to place an ordinary resolution (the “Unallocated SARs Resolution”) before the stockholders to approve the unallocated SARs.  This approval will be effective for three years from the date of the Annual Meeting.  If approval is not obtained at the Annual Meeting, SARs which have not been allocated as of November 13, 2010 and SARs which are outstanding as of November 13, 2010 and are subsequently cancelled, terminated or exercised will not be available for a new grant of SARs.  Previously allocated SARs will continue to be unaffected by the approval or disapproval of the Unallocated SARs Resolution.

As of April 15, 2011, there are SARs outstanding to acquire 675,000 shares of Common Stock (representing 0.5% of the aggregate number of issued and outstanding shares of Common Stock), resulting in the SARs Plan currently having 6,291,514 unallocated SARs.  If approval is obtained at the Annual Meeting, the Company will not be required to seek further approval of the grant of unallocated SARs under the SARs Plan until June 7, 2014.  A copy of the SARs Plan is attached hereto as Appendix D.

The granting of SARs has been a successful strategy used by the Company to attract and retain qualified employees in a marketplace where it is increasingly difficult to find people with the specific skills and experience required for the Company’s business.  As the heart of the Company’s business is its employees, the loss of this incentive element from the overall employee compensation arrangements would be significant.

See “SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS – Stock Appreciation Rights Plan” for the material features of the SARs Plan.

The following table discloses the amount of SARs received by all named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all current officers who are not executive officers, as a group.

SARs Plan
Name and Position	Dollar Value ($)(1)	Number of Units
Nancy Li, Chief Executive Officer	-	-
Marc Sokol, Executive Vice President	-	-
J. Christopher Wagner, Executive Vice President	-	-
Executive Group	1,153,400	1,000,000
Non-Executive Director Group	75,960	200,000
Non-Executive Officer Employee Group	203,300	475,000
__________________________________
(1) Calculated based on values determined as of the grant date in accordance with Accounting Standards Codification Topic 718 utilizing a Black-Scholes-Merton model.

To be effective, the Unallocated SARs Resolution, the text of which is attached to the Proxy Statement as Appendix B, must be passed by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in respect of the Unallocated SARs Resolution.

Pursuant to the Voting Trust Agreement, AvantaLion, Mr. Wang and Ms. Li may only vote shares of Common Stock representing 9.9% of the votes attached to all of the then-issued shares of Common Stock of the Company, which is equal to approximately 13,793,698 shares of Common Stock as of April 15, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE UNALLOCATED SARS RESOLUTION.

PLEASE NOTE: If your shares are held in street name, your broker, trust, bank, custodian, or other nominee cannot vote your shares on the Unallocated SARs Resolution, unless you direct the holder how to vote by marking your proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 15, 2011 by:

•	each of the Company’s directors and nominees for director;

•	each of the Company’s named executive officers; and

•	all of the Company’s directors and executive officers as a group.

Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

Name	Total Number of Shares Beneficially Owned(1)(2)(3)	Number of Shares Owned	Convertible Instruments Exercisable Within Next 60 Days	Percent of Class
Charles B. Wang(4)	30,412,812	30,412,812	0	21.8%
G. Scott Paterson(5)	7,152,290	6,702,290	450,000	5.1%
Nancy Li(6)	39,629,434	39,216,934	412,500	28.4%
Roy E. Reichbach	573,125	145,000	428,125	*
John R. Anderson	366,755	237,588	129,167	*
Gabriel A. Battista(7)	445,110	212,882	232,228	*
Shirley Strum Kenny	227,833	227,833	0	*
David Kronfeld(8)	18,759,373	1,685,616	17,073,757	12.0%
Marc Sokol	48,975	48,975	0	*
J. Christopher Wagner	3,646,770	2,080,103	1,566,667	2.6%
All current directors and executive officers (13 persons)	109,676,227	86,308,867	23,367,360	67.4%

*	Less than 1%

(1)	The address of each director and executive officer named in the above table is c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803.

(2)
No director, nominee for director or executive officer directly owns any of the Company’s Preferred Stock.  See footnotes (4), (7) and (8) below for information regarding Mr. Wang’s, Mr. Battista’s and Mr. Kronfeld’s indirect interests in the Company’s Preferred Stock.

(3)	No director, nominee for director, or executive officer has pledged any Company stock as security.

(4)
Excludes 39,629,434 shares of Common Stock beneficially owned by Ms. Li, Mr. Wang’s spouse, as to which Mr. Wang disclaims beneficial ownership. Includes 27,820,650 shares of Common Stock held by AvantaLion, an entity controlled by Mr. Wang.  Excludes 7,341,715 shares of the Company’s Preferred Stock owned by JK&B Capital V Special Opportunities Fund, L.P. (“JK&B SOF”), an entity in which Mr. Wang has a non-controlling ownership interest.  Includes 256,040 shares of Common Stock held indirectly by two trusts for the benefit of Mr. Wang’s grandchildren for which Mr. Wang is the trustee.

(5)
Excludes 85,000 shares of Common Stock beneficially owned by Mr. Paterson’s spouse, and 696,826 shares of Common Stock held by Mr. Paterson’s Family Trust. Mr. Paterson does not exercise voting or investment powers over this trust. Mr. Paterson disclaims beneficial ownership of all such shares of Common Stock.

(6)
Excludes 30,412,812 shares of Common Stock beneficially owned by Mr. Wang, Ms. Li’s spouse, including 27,820,650 shares of Common Stock held by AvantaLion, an entity controlled by Mr. Wang. Ms. Li disclaims beneficial ownership of all such shares of Common Stock.  Includes 56,040 shares of Common Stock held indirectly by two trusts for the benefit of Ms. Li’s children for which Ms. Li is the trustee.

(7)	Includes 103,061 shares of Preferred Stock directly owned by The Gabriel A. Battista Revocable Trust Under a Trust dated August 22, 2006.

(8)
Includes 1,510,300 shares of Common Stock beneficially owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld.  Mr. Kronfeld disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein.  Includes 9,732,042 shares of Preferred Stock directly owned by JK&B Capital V, L.P. (“JK&B”) and 7,341,715 shares of Preferred Stock directly owned by JK&B SOF.  Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management V, L.P. (“JK&B Management”). JK&B Management is the general partner of both JK&B and JK&B SOF. Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over the shares.

Security Ownership of Certain Beneficial Owners

Our records and other information available from outside sources indicate the following stockholders were beneficial holders of more than 5% of the outstanding shares of our Common Stock as of December 31, 2010.  The information below was reported in their filings with the Securities and Exchange Commission (“SEC”).  The Company is not aware of any other beneficial holder of more than 5% of the Company’s Common Stock as of December 31, 2010.

Name and Address of Beneficial Holder	Total Number of Shares Beneficially Owned(1)	Percent of Class

Nancy Li (2)	39,573,184(3)	28.4%

G. Scott Paterson (2)	8,125,206(4)	5.8%

Charles B. Wang (2)	30,412,812(5)	21.9%

David Kronfeld (2)	18,430,373(10)	11.8%

JK&B Capital V, L.L.C. (6)	17,073,757(7)	11.0%

JK&B Management V, L.P. (6)	17,073,757(7)	11.0%

AvantaLion LLC(8)	27,820,650(9)	20.0%

(1)	Based on 139,180,279 total shares of Common Stock outstanding on December 31, 2010.

(2)	The address of this beneficial owner is c/o NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803.

(3)
Holdings as of December 31, 2010 as reported in Schedule 13G/A filed with the SEC on April 29, 2011. According to the report, Ms. Li had sole voting and dispositive power over 39,573,184 shares of Common Stock. Excludes 30,412,812 shares of Common Stock beneficially owned by Mr. Wang, Ms. Li’s spouse, including 27,820,650 shares of Common Stock held by AvantaLion, an entity controlled by Mr. Wang. Ms. Li disclaims beneficial ownership of all such shares of Common Stock.  Includes 56,040 shares of Common Stock held indirectly by two trusts for the benefit of Ms. Li’s children for which Ms. Li is the trustee.

(4)
Holdings as of December 31, 2010 as reported in Schedule 13G/A filed with the SEC on February 14, 2011. According to the report, Mr. Paterson had sole voting and dispositive power over 8,125,206 shares of Common Stock. Excludes 696,826 shares of Common Stock held by Mr. Paterson’s Family Trust. Mr. Paterson disclaims beneficial ownership of all such shares of Common Stock.

(5)
Holdings as of December 31, 2010 as reported in Schedule 13D/A filed with the SEC on April 29, 2011. According to the report, Mr. Wang had sole voting and dispositive power over 30,412,812 shares of Common Stock. Includes 27,820,650 shares of Common Stock held by AvantaLion, an entity controlled by Mr. Wang.  Excludes 39,573,184 shares of Common Stock beneficially owned by Ms. Li, Mr. Wang’s spouse, as to which Mr. Wang disclaims beneficial ownership. Excludes 7,341,715 shares of the Company’s Preferred Stock owned by JK&B SOF, an entity in which Mr. Wang has a non-controlling ownership interest.  Includes 256,040 shares of Common Stock held indirectly by two trusts for the benefit of Mr. Wang’s grandchildren for which Mr. Wang is the trustee.

(6)	The address of this beneficial owner is c/o JK&B Capital, Two Prudential Plaza, 180 N. Stetson Avenue, Suite 4500, Chicago, Illinois 60601.

(7)
Holdings as of September 29, 2010 as reported in Schedule 13G filed with the SEC on October 6, 2010. According to the report, the number of shares reported above represents 9,732,042 shares of Preferred Stock directly owned by JK&B and 7,341,715 shares of Preferred Stock directly owned by JK&B SOF. JK&B Management the general partner of both JK&B and JK&B SOF. Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management. Mr. Kronfeld, JK&B Capital V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over the shares.

(8)	The address of this beneficial owner is 250 Pehle Avenue, Suite 404, Saddle Brook, New Jersey 07663.

(9)
Holdings as of December 31, 2010 as reported in Schedule 13D/A filed with the SEC on February 11, 2011. According to the report, AvantaLion had sole voting and dispositive power over the number of shares reported above.  AvantaLion is controlled by Mr. Wang.

(10)
Includes 1,181,300 shares of Common Stock beneficially owned by DKB JTV Holdings, LLC, an entity controlled by Mr. Kronfeld.  Mr. Kronfeld disclaims beneficial ownership of such shares of Common Stock except to the extent of his pecuniary interest therein.  Includes 9,732,042 shares of Preferred Stock directly owned by JK&B and 7,341,715 shares of Preferred Stock directly owned by JK&B SOF.  Mr. Kronfeld is the managing member of JK&B Capital V, L.L.C., the general partner of JK&B Management. JK&B Management is the general partner of both JK&B and JK&B SOF. Mr. Kronfeld, JK&B Capitl V, L.L.C. and JK&B Management each may be deemed to have sole voting and dispositive power over the shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company’s directors and executive officers and any beneficial owner of more than 10% of any class of the Company’s equity security to file reports of ownership and changes in ownership with the SEC and furnish copies of the reports to the Company. Based solely on the Company’s review of copies of such forms and written representations by the Company’s executive officers and directors received by it, the Company believes that during 2010, all such reports were timely filed, except as set forth in this section.

A grant of Options by the Company to Messrs. Her, McCarthy, Nunn, Reichbach and Wagner and to Ms. Li was inadvertently reported late on SEC Form 4 for each such person.  A grant of restricted Common Stock to Mr. Sokol was inadvertently reported late on SEC Form 4.  The Company’s issuance of director’s compensation in the form of shares of Common Stock to Mr. Wang was inadvertently reported late as beneficially owned by Ms. Li on SEC Form 4.  A transfer of Common Stock to Mr. Wang that was inadvertently not reported on SEC Form 4 was instead reported on SEC Form 5, timely filed.  A purchase of Common Stock by Mr. Paterson was inadvertently reported late on SEC Form 4. Three purchases each of Common Stock by Messrs. Kronfeld and Wagner were inadvertently reported late on SEC Form 4.  One such purchase from 2009 was not reported on SEC Form 5.  Two purchases of Common Stock by Mr. Sokol were inadvertently reported late on SEC Form 4.

CORPORATE GOVERNANCE MATTERS

Board Operations

Chairman, Chief Executive Officer and Lead Independent Director

The positions of Chairman and Chief Executive Officer of the Company are held by different persons. The responsibilities of the Chief Executive Officer include developing and successfully implementing the Company’s strategic plans, providing quality leadership to the Company’s staff, maintaining existing and developing new strategic alliances, considering possible strategic alternatives for the Company, and acting as an entrepreneur and innovator within the strategic goals of the Company. The responsibilities of the Chairman of the Board of Directors include developing the agenda for each meeting of the Board of Directors in consultation with management, facilitating the activities of the Board of Directors and chairing Board of Directors meetings. The lead independent director coordinates the activities of the independent directors, coordinates with the Chairman and management to set the agenda for Board meetings, chairs executive sessions of the independent directors, and performs the other duties assigned from time to time by the Board. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board.  It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the lead independent director to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters.

Role in Risk Oversight

The Board is responsible for assessing the risks facing the Company and considers risk in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for the Company to compete in its industry and in the global market and to achieve its growth and profitability objectives. Effective risk oversight, therefore, is an important priority of the Board.

While the Board supervises risk management, the Company’s executive officers are charged on a day-to-day basis with weighing and managing the risks the Company faces. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board.  These include active risk management by the Chief Financial Officer and the General Counsel and a Code of Business Conduct (the “Code”).  Additionally, the Company has engaged E&Y (US) as its independent registered public accountants to provide comprehensive external audit services.  The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually, and the Audit Committee reports as necessary to the Board on financial risks. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. The Board reviews and adjusts the Company’s risk management strategies at regular intervals, or as needed. Directors are free to, and often do, communicate directly with senior management.

Meetings

The Board of Directors meets at least once each quarter. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and issues that the Company faces from time to time. Non-executive directors meet periodically without management present. The Board of Directors held seven meetings during 2010.  During 2010, no director attended fewer than 75% of the meetings of the Board of Directors or, other than Mr. Kronfeld as a member of the Audit Committee, of the Board Committees of which the director was a member.

It is the policy of the Board of Directors that all directors should attend the annual meetings in person or by teleconference. Last year all directors attended the annual meeting.

The Board has adopted a Code of Business Conduct applicable to the Company’s directors, officers, and employees. The Code is available at the Company’s website at www.neulion.com.

Independence of Directors

The Board of Directors is currently comprised of eight members: Charles B. Wang, G. Scott Paterson, Nancy Li, Roy E. Reichbach, John R. Anderson, Gabriel A. Battista, Shirley Strum Kenny and David Kronfeld. All of these individuals are nominated for election at the Annual Meeting. The Board has determined that four of the current eight members of the Board of Directors, namely, Dr. Kenny and Messrs. Kronfeld, Anderson and Battista, are independent directors of the Company, with independence being defined in accordance with the rules of NASDAQ. Ms. Li, Chief Executive Officer of the Company, Mr. Wang, the spouse of Ms. Li, Mr. Paterson, Vice Chairman of the Company, and Mr. Reichbach, General Counsel and Corporate Secretary of the Company, are each deemed to have material relationships with the Company and are therefore not considered to be independent.

In determining whether a director is independent, the Board relied upon the definition as set forth in NASDAQ Listing Rule 5605, which defines an independent director as:

a person other than an [e]xecutive [o]fficer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.  The following persons shall not be considered independent:

(A)	a director who is, or at any time during the past three years was, employed by the Company;

(B)
a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for board or board committee service;

(ii)	compensation paid to a Family Member who is an employee (other than an [e]xecutive [o]fficer) of the Company; or

(iii)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

.     .     .

(C)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an [e]xecutive [o]fficer;

(D)
a director who is, or has a Family Member who is, a partner in, or a controlling [stock]holder or an [e]xecutive [o]fficer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in the Company’s securities; or

(ii)	payments under non-discretionary charitable contribution matching programs;

(E)
a director of the Company who is, or has a Family Member who is, employed as an [e]xecutive [o]fficer of another entity where at any time during the past three years any of the [e]xecutive [o]fficers of the Company served on the compensation committee of such other entity; or

(F)
a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

To facilitate the functioning of the Board of Directors independently of management, the following structures and processes are in place:

•
The majority of the Board of Directors is comprised of non-executive directors.  The only members of management on the Board of Directors are the Vice Chairman, the Chief Executive Officer and the General Counsel and Corporate Secretary of the Company.  While Mr. Wang is not “independent” as defined by NASDAQ Listing Rule 5605, he is not a member of management of the Company and is therefore considered to be a non-executive director.

•
A lead independent director, currently Mr. Anderson, provides overall leadership to the Board of Directors and ensures that the Board’s agenda will enable it to successfully carry out its duties. Mr. Anderson is familiar with the mandate of the Board of Directors and the charters of the Board committees, acts as chair of or serves on any ad hoc special committee established by the Board of Directors, and supervises compliance with the terms of the Voting Trust Agreement (see “GENERAL INFORMATION ABOUT VOTING—Voting Trust Agreement”).

•	Independent, non-executive directors meet periodically without management present.

•
Members of management, including the Vice Chairman, Chief Executive Officer and the General Counsel and Corporate Secretary, are not present for the discussion and determination of certain matters at meetings of the Board of Directors.

•
The Chief Executive Officer’s compensation is determined by the Compensation Committee, which is comprised entirely of independent directors. The Chief Executive Officer is not present at these deliberations.

Board Committees

The Board of Directors has four standing committees:  Audit, Compensation, Corporate Governance and Disclosure.  The Audit and Compensation Committees are comprised solely of independent directors.  Each committee other than the Disclosure Committee has a charter or mandate, which is available at the Company’s website at www.neulion.com.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board of Directors in discharging its responsibilities relating to the financial management of the Company and oversight of:

•	the accounting and financial reporting of the Company;

•	the Company’s independent auditor and audits;

•	the internal financial controls of the Company; and

•	the continuous improvement of the Company’s financial policies and practices.

The Audit Committee may be composed of a minimum of three and a maximum of five members, each of whom has been determined by the Board to be an independent director. As of the date hereof, the members of the Audit Committee are John R. Anderson (Chairman), Shirley Strum Kenny and David Kronfeld.  The Board of Directors has determined that Messrs. Anderson and Kronfeld are “financial experts” as defined by SEC rules and for purposes of Rule 10A-3(b)(1) promulgated under the Exchange Act.  The Board has determined that all of the Audit Committee members have sufficient knowledge in reading and understanding the Company’s financial statements to serve on the Audit Committee.

During 2010, the Audit Committee met five times.  All members attended each meeting, other than Mr. Kronfeld, who missed two meetings.

A copy of the Audit Committee Charter is available on the Company’s website at www.neulion.com.

Compensation Committee

The Compensation Committee assists the Board of Directors in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning.  The Compensation Committee has the following responsibilities:

With respect to senior management succession planning, hiring and assessment, and senior management compensation:

•	Taking all reasonable measures to ensure that appropriate processes are in place regarding succession planning for the position of Chief Executive Officer and other members of senior management.

•	Recommending to the Board of Directors senior management appointments and the terms and conditions of their appointment and retirement or termination.

•
Annually reviewing and recommending to the Board of Directors specific corporate goals and objectives that the Chief Executive Officer is expected to attain, assessing the Chief Executive Officer’s performance in light of these goals and objectives and recommending to the Board of Directors the Chief Executive Officer’s compensation.

•	Reviewing the evaluation of senior managers’ performance and recommending to the Board of Directors their compensation.

•	Reviewing the annual report on senior management compensation for inclusion in the Company’s Proxy Statement, for compliance with applicable rules and regulations.

•	Articulating clear goals to be achieved by management before they earn financial bonuses and to solely establish the quantum of such bonuses.

With respect to other human resources hiring, assessment, compensation and succession planning:

•
Taking all reasonable measures to ensure that appropriate human resources systems, such as hiring policies, competency profiles, training policies and compensation structures are in place so that the Company can attract, motivate and retain the quality of personnel required to meet its business objectives.

•	Maintaining an assessment and compensation philosophy that rewards the creation of stockholder value.

•	Making recommendations to the Board of Directors with respect to incentive compensation plans, including equity-based plans.

With respect to other human resources issues:

•	Monitoring strategic employment issues.

•	Monitoring social issues.

Further, the Compensation Committee may, in appropriate circumstances, engage external advisors and set and pay their compensation, subject to advising the Chairman of the Board.

The Compensation Committee may be composed of a minimum of three and a maximum of five members, each of whom qualifies as an independent director. As of the date hereof, the members of the Compensation Committee are David Kronfeld (Chairman), Shirley Strum Kenny and Gabriel A. Battista. The Board has determined that each of its Compensation Committee members is an “outside director” pursuant to criteria established by the Internal Revenue Service and is a “non-employee” director pursuant to criteria established by the SEC.

A copy of the Mandate of the Compensation Committee is available on the Company’s website at www.neulion.com.

During 2010, the Compensation Committee met once.  All members attended the meeting.

Corporate Governance Committee

The Corporate Governance Committee assists the Board of Directors in identifying and recommending qualified individuals as nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness. The Corporate Governance Committee also assesses the Board’s relationship with management and recommends, where necessary, limits on management’s authority to act without explicit Board of Director approval. The Corporate Governance Committee periodically reviews the Code and the mandates of the Board of Directors and mandates and charters of each of the committees. The Corporate Governance Committee is responsible for supervising the management representative charged with implementing the Company’s corporate governance procedures.

The Corporate Governance Committee may be composed of a minimum of three and a maximum of five members, each of whom, except for Roy E. Reichbach, qualifies as an independent director. As of the date hereof, the members of the Corporate Governance Committee are John R. Anderson (Chairman), Shirley Strum Kenny, Mr. Reichbach and Gabriel A. Battista.

During 2010, the Corporate Governance Committee met once.  All members attended the meeting.

A copy of the Mandate of the Corporate Governance Committee charter is available on the Company’s website at www.neulion.com.

Disclosure Committee

The Disclosure Committee assists the Board in its oversight of the Company’s system of disclosure controls and procedures. The Disclosure Committee’s role is to, among other things, evaluate the effectiveness of the Company’s disclosure controls and procedures and help to assess the quality of the disclosures that are made in the periodic reports filed with governmental agencies and stock exchanges. As of the date hereof, the members of the Disclosure Committee are Gabriel A. Battista and Roy E. Reichbach.

During 2010, the Disclosure Committee did not meet.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, by writing to Corporate Secretary, NeuLion, Inc., 1600 Old Country Road, Plainview, New York 11803 ATTN: Board of Directors.  Routine correspondence is handled by the Corporate Secretary or forwarded to the appropriate department for response.

STATEMENT OF EXECUTIVE AND DIRECTOR COMPENSATION

The following table (the “Summary Compensation Table”) sets forth all compensation awarded to, earned by or paid to, during each of the Company’s last two completed fiscal years, our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at the end of the 2010 fiscal year (collectively, the “Named Executive Officers”).  Other than as described in this Proxy Statement, the Company does not have any employment agreements, a Supplemental Executive Retirement Plan, any change in control agreements, or any company perks (e.g., company cars, country club memberships, etc.).

2010 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option-Based Awards ($)(5)(6)	Total Compensation ($)
Nancy Li	2010	310,000	—	—	191,070	501,070
Chief Executive Officer(1)	2009	310,000	—	—	—	310,000

J. Christopher Wagner	2010	250,000	250,000	—	354,110	854,110
Executive Vice President(2)	2009	250,000	250,000	—	—	500,000

Marc Sokol	2010	41,667	—	1,027,215(4)	375,804	1,444,686
Executive Vice President(3)	2009	—	—	—	—	—

(1)	Ms. Li became the Chief Executive Officer of the Company on October 20, 2008.

(2)	Mr. Wagner became an Executive Vice President of the Company on October 20, 2008.

(3)	Mr. Sokol became an Executive Vice President of the Company on November 1, 2010. His annual salary is $250,000.

(4)
Mr. Sokol was granted the right, subject to his continued employment by the Company, to receive 625,000 restricted shares of Common Stock on each of the next four anniversaries of the date of the grant (an aggregate of 2,500,000 shares), 25% of which shall be fully tradable immediately thereafter with an additional 25% becoming tradable each successive year thereafter.  No such shares of restricted Common Stock have been issued to date.  The grant date fair market value of each such share was $0.41.

(5)
“Option-Based Awards” includes options (“Options”) granted under our Stock Option Plan, and incentive warrants to acquire 5,000,000 shares of Common Stock issued to employees in connection with the merger of the Company and NeuLion USA, Inc. (the “Merger”) which took place on October 20, 2008 (the “Incentive Warrants”). The exercise price for Options granted under the Stock Option Plan is based on the 5-day volume weighted average price preceding the grant date. The exercise price for the Incentive Warrants was negotiated as part of the Merger. In calculating the value of both Options and Incentive Warrants, the grant date fair market value price is based on the closing price on the grant date. As a result, there is generally a difference between the exercise price and the fair market value as at the grant date.

(6)
The amounts reported in the Option-Based Awards column of the Summary Compensation Table represent the total fair value of the Options and Incentive Warrants granted by the Company to each of the Named Executive Officers, calculated based on values determined as of the grant date in accordance with Accounting Standard Codification Topic 718 utilizing a Black-Scholes-Merton model.

The Company cautions that the amounts reported in the Summary Compensation Table in the Option-Based Awards column may not represent the amounts that the Named Executive Officers will actually realize from the awards.  A Named Executive Officer can only exercise Options that vest while he or she is employed by the Company and or within 90 days of such person’s termination or departure date (unless terminated for cause, in which case such Options shall immediately terminate unless the Board of Directors determines otherwise), and will only realize value if the Options are exercised when the Corporation’s stock price exceeds the Option exercise price.

The assumptions used by the Company in calculating these amounts are set forth below.  The Options were awarded under the Stock Option Plan.  The Incentive Warrants were granted under stand-alone warrant certificates in connection with the Merger.  The material provisions of the Stock Option Plan and the Incentive Warrants are described below.

Below is detail corresponding to the total amounts set forth in the Option-Based Awards column above as it relates to the total fair value of the Options and Incentive Warrants granted in 2010 and 2009.

Name	2009 Grants	2010 Grants	Total Fair Value
Nancy Li	-	$191,070(a)	$191,070
J. Christopher Wagner	-	$63,690(a) $290,420(b)	$354,110
Marc Sokol	-	$375,840(c)	$375,840

Notes:

Option Award Assumptions
Note	Security	Grant Date	Expected Life	Volatility	Exercise Price	Market Price	Risk-Free Interest Rate
(a)	Options	March 19, 2010	4 years	95%	$0.59	$0.62	2.77%
(b)	Incentive Warrants	October 20, 2008 (modified on June 15, 2010)	3 years	103%	$0.63	$0.44	2.16%
(c)	Options	November 12, 2010	4 years	97%	$0.42	$0.41	2.27%

The material terms of each Option grant are set forth in the Outstanding Equity Awards at 2010 Fiscal Year End table and its footnotes.

On June 15, 2010, the Company’s stockholders approved an extension of the expiration of the Incentive Warrants.  The Incentive Warrants now expire on October 20, 2013.

See the description below under “SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS–Payments in Connection with Termination or Change in Control” for a description of shares of Common Stock issuable to Messrs. Paterson and Sokol upon a change in control of the Company.

The following table sets forth, for each Named Executive Officer, information regarding unvested stock awards, unexercised stock options and other equity incentive plan awards outstanding as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option	Option	Number of Share or Units of Stock That Have	Market Value of Shares or Units of Stock That Have
Name	(#) Exercisable	(#) Unexercisable	Exercise Price ($)	Expiration Date	Not Vested (#)	Not Vested ($)

Nancy Li	234,375	215,625	$0.47	11/17/13	-	-
Chief Executive Officer(1)	84,375	365,625	$0.59	03/19/15	-	-

J. Christopher Wagner	1,300,000	--	$0.63	10/20/13	-	-
Executive Vice President(2)	108,333	91,667	$0.60	10/20/13	-	-
	78,125	71,875	$0.47	11/17/13	-	-
	28,125	121,875	$0.59	03/19/15	-	-

Marc Sokol	0	1,350,000	$0.42	11/12/15	2,500,00	1,027,215
Executive Vice President(2)(3)

(1)
Ms. Li became the Chief Executive Officer of the Company on October 20, 2008. Options granted to Ms. Li vest at a rate of one forty-eighth of their allotted amount per month and are exercisable for a period of five years from the date of grant.

(2)
Mr. Wagner became an Executive Vice President of the Company on October 20, 2008. Options granted to Mr. Wagner vest at a rate of one forty-eighth of their allotted amount per month and are exercisable for a period of five years from the date of grant.

(3)
Mr. Sokol became an Executive Vice President on November 1, 2010. Options granted to Mr.  Sokol vest at a rate of one-quarter of their allotted amount per year and are exerciseable for a period of 5 years from the date of grant.

Employee Benefits Plans

Pension Benefits

We do not sponsor any qualified or non-qualified pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. We sponsor a tax qualified defined contribution 401(k) plan in which employees are eligible for participation on the next entry date after completing the earlier of (i) one month of service in which the employee is credited with 83 hours of service and (ii) one year of service.

Director and Officer Liability Insurance

The Company has purchased directors and officers liability insurance.  This insurance provides financial protection for our directors and officers in the event that they are sued in connection with the performance of their duties as they relate to the Company and also provides employment practices liability coverage, which insures for harassment and discrimination suits.

Compensation of Directors

For the fiscal year ended December 31, 2010, each of the non-executive directors earned the following compensation in cash and/or Common Stock:

2010 DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($)(4)	Total compensation ($)
John R. Anderson(1)(3)	27,000	47,414	74,414
Gabriel A. Battista(1)(3)	21,000	41,414	62,414
Shirley Strum Kenny(2)(3)	0	70,414	70,414
David Kronfeld(2)	0	47,500	47,500
Charles B. Wang(2)	0	41,000	41,000

(1)	Messrs. Anderson and Battista each elected to receive his 2010 director compensation as follows: 50% in cash, and 50% in Common Stock.

(2)	Dr. Kenny and Messrs. Kronfeld and Wang each elected to receive 100% of his or her 2010 director compensation in Common Stock.

(3)
Additional compensation in the amount of 50,000 shares of Common Stock per director was approved by Board of Directors in recognition of extraordinary efforts of its non-management directors in 2010.  Messrs. Wang and Kronfeld declined to accept such additional compensation.

(4)
For the fiscal year ended December 31, 2010, non-management directors earned the following numbers of shares:
     John Anderson – 104,838
     Gabriel Battista – 92,533
     David Kronfeld – 95,642
     Shirley Strum Kenny – 150,757
     Charles B. Wang – 83,961

The Compensation Committee annually reviews the directors’ compensation and makes its recommendations to the full Board of Directors for approval. The Compensation Committee believes that the directors’ compensation is aligned with the Company’s performance on both a short-term and a long-term basis and that the Company’s compensation philosophy assists in attracting and retaining qualified individuals to serve as directors. Directors who are also executives of the Company do not receive an annual retainer for service on the Board of Directors and are not currently entitled to any compensation for attending meetings of the Board of Directors, committees of the Board of Directors or meetings of the stockholders. Ms. Li, Mr. Paterson and Mr. Reichbach did not receive any compensation for service on the Board of Directors in 2010 as each is an executive officer of the Company.

The key elements of the Company’s non-executive director compensation are a cash retainer, equity-based grants and Board chair and committee chair cash retainers.  In setting the Board of Directors’ compensation, the Compensation Committee considered the significant amount of time that the directors spend fulfilling their duties and the skills required by directors.  Each non-executive director was paid an annual retainer of $20,000 and a fee of $2,000 per Board of Directors meeting attended, except in the case of the Chairman, who earned a fee of $3,000 per Board of Directors meeting attended.  Each committee member was paid $1,000 per committee meeting attended, and each committee chairman was paid an additional $500 per meeting for acting in such capacity.  The lead independent director was paid an additional annual fee of $5,000 for serving in such capacity.  Non-executive directors are reimbursed for any out-of pocket travel expenses incurred in order to attend meetings.

Pursuant to the Directors’ Compensation Plan, the non-executive directors of the Company receive at least 50% of their annual retainers and Board of Directors and committee meeting fees by way of issuance of Common Stock and may elect to receive up to 100% of their retainers and fees in Common Stock in lieu of cash compensation.

Certain Relationships and Related Transactions

The Company has entered into certain transactions and agreements in the normal course of operations with related parties. In evaluating related party transactions, the Board establishes a special committee to review the proposed matters, and in a case where a director is the related party, such individual abstains from voting to approve the transaction.  Significant related party transactions are as follows:

Private Placement of Preferred Stock

On September 29, 2010, the Company issued the Preferred Stock in a private offering, at a price of CDN$0.60 per share, for aggregate gross proceeds of US$10 million, to each of JK&B, JK&B SOF, and The Gabriel A. Battista Revocable Trust Under a Trust Declaration dated August 22, 2006 (the “Battista Trust”), pursuant to a Subscription Agreement, dated August 12, 2010, between each purchaser and the Company.  JK&B received 9,732,042 shares valued at $5,665,800.27, JK&B SOF received 7,341,715 shares valued $4,274,199.68 and the Battista Trust received 103,061 shares valued at $60,000.05.  Both JK&B and JK&B SOF are limited partnerships controlled by Mr. Kronfeld, a director of the Company.  Mr. Wang, the Chairman of the Company, is a holder of a non-controlling ownership interest in JK&B SOF.  Mr. Battista, a director of the Company, is the trustee of the Battista Trust.

TransVideo International Ltd.

TransVideo, a company controlled by the Chairman of the Board of Directors of the Company prior to October 1, 2010, is a public Internet-based IPTV technology and solution provider headquartered in Beijing, China. It develops proprietary hardware designs and software for encoders and transcoders, IPTV STBs, digital media storage boxes, public IPTV media servers, signal transfer and monitoring equipment and software that acts as a public IPTV player. For the period from January 1, 2010 to September 30, 2010, STB purchases from TransVideo were $263,628 and transcoder license fees paid to TransVideo were $0. For the period from January 1, 2010 to September 30, 2010, included in cost of equipment revenue is the cost of STBs sold of $308,773. For the year ended December 31, 2009, STB purchases from TransVideo were $1,029,136 and transcoder licensing fees paid to TransVideo were $78,000. For the year ended December 31, 2009, included in cost of equipment revenue is the cost of STBs sold of $937,204.

KyLinTV

KyLinTV is an IPTV company that is controlled by Mr. Wang. On June 1, 2008, the Company entered into an agreement with KyLinTV to build and deliver the setup and back office operation of an IPTV service.  The Company also provides and charges KyLinTV for administrative and general corporate support.  For each of the periods presented, the amounts earned for these services provided by the Company for the years ended December 31, 2010 and 2009 were $457,951 and $645,722 , respectively.

New York Islanders

The Company provides IT-related professional services and administrative services to the New York Islanders, a professional hockey club that is owned by Mr. Wang.  The amounts earned for these services provided by the Company for the years ended December 31, 2010 and 2009 were $424,675 and $395,681, respectively.

Renaissance Property Associates, LLC

Renaissance is a real estate management company owned by Mr. Wang. In June 2009, the Company signed a sublease agreement with Renaissance for office space in Plainview, New York. Rent expense paid by the Company to Renaissance of $416,762 and $388,975 , inclusive of taxes and utilities, is included in selling, general and administrative expense for the years ended December 31, 2010 and 2009, respectively.

Hawaii IPTV, LLC

Hawaii, whose principals are family members of Mr. Wang, was an IPTV customer of the Company. Hawaii ceased operations during the third quarter of 2009. The amounts earned for these services provided by the Company for the years ended December 31, 2010 and 2009 were $0 and $41,789, respectively.

Smile Train, Inc.

The Company provides IT-related professional services to Smile Train, a public charity whose founder and significant benefactor is Mr. Wang. The amounts earned for these services provided by the Company for both years ended December 31, 2010 and 2009 were $108,000.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY COMPENSATION PLANS

The following is a summary description of the Company’s equity-based compensation plans, and is qualified by the text of the plans themselves.

Stock Option Plan
The Stock Option Plan was established to advance the interests of the Company by:
•	providing Eligible Persons (as defined below) with additional incentives;
•	encouraging stock ownership by Eligible Persons;
•	increasing the proprietary interest of Eligible Persons in the success of the Company;
•	encouraging Eligible Persons to remain loyal to the Company or a related entity; and
•	attracting new employees, officers, directors and consultants to the Company or a related entity.

The Stock Option Plan is administered by the Board of Directors, or if so authorized by the Board of Directors, the Compensation Committee. Under the Stock Option Plan, Options to purchase shares of Common Stock may be granted by the Board of Directors to employees, directors, officers and consultants of the Company or any related entity (“Eligible Persons”).

The Board of Directors or Compensation Committee, as the case may be, also has the authority, subject to the terms of the Stock Option Plan, among other things, to determine the terms of grants, suspend or terminate the Stock Option Plan or any Option Agreement and make determinations under the Stock Option Plan.

The exercise price for any Option granted under the Stock Option Plan is determined as follows:

•	If the Common Stock trades on a market,

o
the exercise price is based on the closing market price of the Common Stock on the market with the largest trading volume of the Common Stock on the last trading date preceding the date of the grant; and

o	if there is no trading on that date, the exercise price will be the average of the bid and ask on the date preceding the date of the grant.

•
If there is no trading market for the Common Stock, the Board of Directors will in good faith determine the exercise price of an Option based on the fair market value of the Common Stock on the date of the grant.

•
If the Option is to be granted on a pre-determined date in the future, the exercise price will be the weighted average trading price, rounding up to the nearest cent, of the Common Stock on the stock exchange or quotation system upon which any shares of the Company are then listed and posted or quoted for trading for the five trading dates preceding the date of the grant.

The maximum number of shares of Common Stock issuable upon exercise of Options granted pursuant to the Stock Option Plan is equal to the greater of (i) 4,000,000 Common Stock; and (ii) 12.5% of the number of issued and outstanding Common Stock from time to time. As a result, any increase in the issued and outstanding shares will result in an increase in the available number of shares of Common Stock issuable under the Stock Option Plan, and any exercises of Options will make new grants available under the Stock Option Plan. The maximum number of shares of Common Stock issuable upon exercise of Options granted pursuant to the Stock Option Plan is exclusive of any awards made pursuant to the Company’s Restricted Share Plan, as amended (the “Restricted Share Plan”) and the SARs Plan, respectively.

Options are exercisable during a period established at the time of their grant provided that such period will expire no later than five years after the date of grant, subject to early termination. Until April 29, 2010, Options granted under the Stock Option Plan vested over a 48-month period and could be exercised after they vested until the end of the five-year period. The Board of Directors has discretion under the Stock Option Plan to change the vesting schedule, and on April 29, 2010, the Board of Directors approved a new vesting schedule which provides that Options granted under the Stock Option Plan after May 31, 2010 will vest in equal increments of 25% on each anniversary of the date of grant. Options not exercised prior to the expiry date will become null and void and the Common Stock reserved for such issuance would then be available for subsequent Option grants.

If a holder of Options (an “Optionholder”) ceases to be an Eligible Person on a particular date (the “Termination Date”) for any reason whatsoever other than death, each Option held by such Optionholder, its permitted assigns or the Optionholder’s Registered Retirement Savings Plan (“RRSP”) or a Registered Retirement Income Fund (“RRIF”) will cease to be exercisable 90 days after the Termination Date. If any portion of an Option has not vested by the Termination Date, that portion of the Option may not under any circumstances be exercised by the Optionholder, or the Optionholder’s RRSP or RRIF or its permitted assigns. In the event that an Optionholder’s employment, consultancy or directorship, as applicable, is terminated by the Company for cause (as defined in such Optionholder’s employment or consulting agreement, as applicable), such Optionholder’s Options, whether vested or otherwise, shall immediately terminate unless the Board of Directors determines otherwise within 30 days. If an Optionholder dies, the legal representatives of the Optionholder may exercise the Optionholder’s Options within 120 days after the date of such Optionholder’s death (but only to the extent the Options were by their terms exercisable on the date of death).

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding Common Stock, then the Board of Directors may, in its sole discretion, permit any or all unvested Options of any or all Optionholders outstanding under the Stock Option Plan to become immediately exercisable (subject to any limitations that the Board of Directors may impose) in order to permit Common Stock issuable upon the exercise of such Options to be tendered to such bid. Unvested Options do not automatically vest in the event of a change of control (as defined in the Stock Option Plan) unless otherwise agreed in an employment or consulting agreement between the Optionholder and the Company or unless an Optionholder’s employment is terminated other than for cause, in connection with a change of control. However, the Board of Directors may, in its sole discretion, permit any or all unvested Options of any or all Optionholders outstanding under the Stock Option Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in the event of such a change of control.

Options are personal to each Eligible Person and its permitted assigns. No Eligible Person may deal with any Options or any interest in them or transfer any Options held by the Eligible Person except in accordance with the Stock Option Plan.

Grants under the Stock Option Plan are restricted to insiders to:

•	10% of the Common Stock outstanding under all share compensation arrangements;

•	10% of the Common Stock outstanding issuable to insiders within a one-year period; and

•	5% of the Common Stock outstanding issuable to any one insider within a one-year period.

Stockholder approval is required for the following amendments:

•	to increase the maximum number of Shares that may be issued pursuant to Options granted under the Stock Option Plan;

•	to reduce the exercise price of Options for the benefit of an insider;

•	to extend the expiry date of Options for the benefit of an insider; and

•	to amend the section of the Stock Option Plan that addresses these types of amendments.

Certain Federal Income Tax Consequences of the Stock Option Plan

The following is a general summary of the federal income tax consequences under current tax law to the Company and to Eligible Persons who are individual citizens or residents of the United States for federal income tax purposes and who are granted an Option under the Stock Option Plan (“U.S. Optionees”).  This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation of certain U.S. Optionees, special rules relating to deferred compensation, golden parachutes, U.S. Optionees subject to Section 16(b) of the Exchange Act or the exercise of an Option with previously-acquired shares of Common Stock.  For purposes of this summary, it is assumed that U.S. Optionees will hold the shares of Common Stock they receive upon Option exercise as capital assets within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended.  In addition, this summary does not address the non-United States, state or local income or other tax consequences, or any United States federal non-income tax consequences inherent in the grant, vesting, holding, exercise, termination or disposition of an Option under the Stock Option Plan, or inherent in the holding or disposition of shares of Common Stock issued pursuant to the exercise of an Option.  All grantees of Options under the Stock Option Plan are urged to consult with their own tax advisors concerning the applicable tax consequences to them of the grant of an Option thereto pursuant to the Stock Option Plan.

A U.S. Optionee generally does not recognize taxable income upon the grant thereto of an Option.  Upon the exercise of an Option by a U.S. Optionee, the U.S. Optionee generally recognizes ordinary income in the amount equal to the excess, if any, of the fair market value on the date of exercise of the shares of Common Stock so acquired over the exercise price paid by the U.S. Optionee under the Option, and the Company will generally be entitled to a deduction for such amount at such time.  If a U.S. Optionee sells shares of Common Stock acquired thereby pursuant to the exercise of an Option, the U.S. Optionee recognizes a long-term or short-term capital gain or loss, depending upon the duration of the period for which such shares were held thereby.  A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain.  The deductibility of capital losses is subject to certain limitations.

As of April 15, 2011, the maximum number of shares of Common Stock issuable upon exercise of Options was 17,416,285 (representing 12.5% of the issued and outstanding Common Stock). Of that number, Options to purchase 12,317,292 shares of Common Stock (representing 8.8% of the issued and outstanding Common Stock) had been issued and are currently outstanding, leaving Options to purchase 5,098,993 shares of Common Stock (representing 3.7% of the issued and outstanding Common Stock) available for grant. See “PROPOSAL 4 - APPROVAL OF UNALLOCATED OPTIONS TO ACQUIRE SHARES OF COMMON STOCK UNDER THE STOCK OPTION PLAN.”

Restricted Share Plan

The Company had established a Restricted Share Plan for employees and consultants of the Company and the Company’s subsidiaries.  As no shares of Common Stock remain available for issue under this plan and the Company no longer requires the plan to provide incentives to employees and consultants, on April 18, 2011, the Board of Directors determined to terminate the plan pursuant to Section 8.1 of the Restricted Share Plan.

Stock Appreciation Rights Plan

The Company has established the SARs Plan for senior officers and directors of the Company and any subsidiary or affiliate thereof. The purpose of the SARs Plan is to motivate senior officers and directors of the Company and any such subsidiary or affiliate thereof to put forth their best efforts on behalf of the Company (and any affiliate or subsidiary thereof) and to closely align the personal interests of such senior officers and directors with those of the stockholders.

The SARs Plan is administered by the Board of Directors, or if so authorized by the Board of Directors, by the Compensation Committee of the Board of Directors. Under the SARs Plan, the Board of Directors may grant SARs awards to senior officers or directors of the Company and any such subsidiary or affiliate thereof. Subject to the provisions of the SARs Plan, the Board of Directors has the authority to:

•	determine and designate from time to time those persons to whom SARs are to be granted and the number of shares of Common Stock to be subject to such SARs; and

•	determine the time or times when, and the manner in which, each SAR will be exercisable and the duration of the exercise period.

All discretionary awards to non-executive directors shall be administered by the Compensation Committee, being an independent committee of the Board of Directors.

Each SARs grant specifies:

•	the period for which the SARs thereunder are exercisable, to a maximum term of five years from the date of grant; and

•
the exercise price of such SARs, as determined by the Board of Directors at the time such SARs are granted, subject to a minimum of the market price of the Common Stock (as determined in accordance with the SARs Plan).

A holder of SARs may elect to be paid the “in the money value” of each SAR upon exercise thereof in cash or may be issued that number of shares of Common Stock (which the Company may issue from treasury or purchase on the secondary market) equal to the aggregate “in the money value” of the SARs divided by the fair market value of one share of Common Stock at the time of exercise. Alternatively, a holder of SARs may choose to pay the exercise price of the SARs and be issued Common Stock from treasury. A holder of SARs may elect to receive any combination of the above. The Board of Directors has discretionary authority to accept or reject a request for cash by a holder in whole or in part.

At the 2007 annual and special meeting of the stockholders of the Company, the stockholders approved an increase in the maximum number of shares of Common Stock which may be issued pursuant to the SARs Plan to the greater of 4,150,000 shares of Common Stock or 5% of the issued and outstanding Common Stock. The Common Stock reserved for issuance upon the exercise of SARs that terminate, expire unexercised or are cancelled shall be available for subsequent grants of SARs under the SARs Plan.

Upon the death of a holder of SARs while a senior officer or director of the Company (or within 30 days of such senior officer or director’s termination of employment), the holder’s SARs will expire upon the earlier of 12 months from the date of death and five years from the date of grant. Upon the termination of an office or directorship due to disability of a holder of SARs, the holder’s SARs will expire upon the earlier of six months from the date of termination and five years from the date of grant. Upon the termination of a holder of SARs’ employment with the Company for a reason other than death or disability, the holder’s SARs will expire upon the earlier of 90 days from the date of termination and five years from the date of grant (except if such termination is for cause, in which case, such holder’s SARs will expire immediately upon notice of termination).

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding shares, then the Board of Directors may, in its sole discretion, permit any or all unvested SARs of any or all holders of SARs outstanding under the SARs Plan to become immediately exercisable (subject to any limitations that the Board of Directors may impose) in order to permit shares issuable under such SARs to be tendered to such bid. Unvested SARs do not automatically vest in the event of a change of control (as defined in the SARs Plan) unless otherwise agreed in an employment or consulting agreement between the holder of SARs and the Company or unless the holder’s employment or directorship is terminated due to a change of control (except in the case of termination for cause).

The Board of Directors or any committee of the Board of Directors shall not be permitted to accelerate the vesting of any awards under the SARs Plan except in the case of death, disability, retirement, change in control or pursuant to the terms and conditions of pre-existing employment agreements. If the Board of Directors and/or committee of the Board of Directors accelerates or waives the vesting period for any reasons other than the instances above, the number of SARs to be accelerated or waived for purposes other than death, disability, retirement, change of control or pursuant to the terms and conditions of pre-existing employment agreements shall be limited to 10% of the securities authorized for issuance under the SARs Plan. The SARs Plan provides that the Board of Directors has the authority to amend any term of any outstanding SARs, provided that:

•	any required approval of any regulatory authority or stock exchange is obtained;

•	if the amendments would reduce the exercise price or extend the period for which the SARs are exerciseable in respect of SARs granted to insiders, approval of the stockholders must be obtained;

•	the Board would have had the authority to initially grant the SARs under the terms so amended; and

•	the consent or deemed consent of the SARs holder is obtained if the amendment would materially prejudice the rights of the SARs holder.

No SARs holder shall have any rights as a stockholder with respect to any Common Stock subject to the SARs holder’s rights prior to the date of issuance of such SARs holder of a certificate or certificates for such Common Stock in connection with a Securities Settlement Request or a Treasury Shares Settlement Alternative Request (as each are defined in the SARs Plan).

Grants to insiders are restricted to:

•	10% of the Common Stock outstanding under all share compensation arrangements;

•	10% of the Common Stock outstanding issuable to insiders within a one-year period; and

•	5% of the Common Stock outstanding issuable to any one insider within a one-year period.

Stockholder approval is required for the following amendments:

•	to increase the maximum number of shares of Common Stock that may be issued pursuant to the SARs Plan;

•	to reduce the exercise price of SARs for the benefit of an insider;

•	to extend the expiry date of SARs for the benefit of an insider; and

•	to amend the section of the SARs Plan that addresses these types of amendments.

While the Board has the authority to accept or reject a cash payment request, the General Counsel of the Company may approve a cash payment request in respect of amounts equal to or less than CDN$2,500.

As of April 15, 2011, the maximum number of shares of Common Stock issuable upon exercise of the Company SARs was 6,966,514 (representing 5% of the issued and outstanding Common Stock). Of that number, SARs to purchase 675,000 shares of Common Stock (representing less than 1% (0.5%) of the issued and outstanding Common Stock) had been issued and are currently outstanding, leaving SARs to purchase 6,291,514 shares of Common Stock (representing 4.5% of the issued and outstanding Common Stock) available for grant.  See “PROPOSAL 5 - APPROVAL OF UNALLOCATED SARS UNDER THE SARS PLAN.”

Directors’ Compensation Plan

The purpose of the Directors’ Compensation Plan is to advance the interests of the Company by (i) encouraging its directors to acquire Common Stock, thereby increasing the proprietary interests of such persons in the Company and aligning the interests of such persons with the interests of stockholders generally; and (ii) preserving the Company’s cash for other corporate purposes.

The Directors’ Compensation Plan is administered by the Board of Directors or the Compensation Committee. Subject to the limitations of the Directors’ Compensation Plan, the Board of Directors has the authority to:

•	issue Common Stock to non-executive directors under the Directors’ Compensation Plan;

•	determine the terms, including the limitations, restrictions and conditions, if any, upon such grants;

•
interpret the Directors’ Compensation Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Directors’ Compensation Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority;

•	suspend or terminate the Directors’ Compensation Plan; and

•	make all other determinations and to take all other actions in connection with the implementation and administration of the Directors’ Compensation Plan as it may deem necessary or advisable.

Management directors are not eligible to receive Common Stock under the Directors’ Compensation Plan because they do not receive compensation as directors.

Under the Directors’ Compensation Plan, the non-executive directors of the Company receive at least 50% of their annual retainers and Board of Directors and committee meeting fees in the form of Common Stock and may elect to receive up to 100% of their retainers and fees in Common Stock in lieu of cash compensation. Each non-executive director was paid an annual retainer of $20,000 and a fee of $2,000 per Board of Directors meeting attended, except in the case of the Chairman, who earned a fee of $3,000 per Board of Directors meeting attended. Each committee member was paid $1,000 per committee meeting attended, and each committee chairman was paid an additional $500 per meeting for acting in such capacity. The lead independent director was paid an additional annual fee of $5,000 for serving in such capacity. Non-executive directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings. Subject to the overall maximum as described in the preceding paragraph, there is no maximum number of Common Stock available to be issued by the Company to any individual non-executive director under the Directors’ Compensation Plan.

Upon ceasing to be a non-executive director, a director will no longer be eligible to receive Common Stock under the Directors’ Compensation Plan and any amounts owing to such director shall be paid in cash.

Common Stock is issued following receipt of a notice from each director and during the month of December or June, or such later time in the discretion of the Board.

For the first half of the fiscal year ended December 31, 2010, the non-executive directors of the Company earned a total of 179,327 Common Stock in lieu of cash compensation pursuant to the Directors’ Compensation Plan. These shares of Common Stock were issued to the non-executive directors on June 30, 2010. A total of $23,250 of cash compensation was also paid.

For the second half of the fiscal year ended December 31, 2010, the non-executive directors of the Company earned a total of 198,404 Common Stock in lieu of cash compensation pursuant to the Directors’ Compensation Plan. These shares of Common Stock were issued to the non-executive directors on December 20, 2010. A total of $24,750 of cash compensation was also paid.

On March 21, 2011, John R. Anderson, Shirley Strum Kenny and Gabriel A. Battista each received 50,000 shares of Common Stock as additional compensation in recognition of outstanding efforts in 2010.

The directors were issued such shares and cash in accordance with their allocation elections under the Directors’ Compensation Plan.

Stockholder approval is required for the following amendments:

•	to increase the maximum number of shares of Common Stock that may be issued pursuant to the Directors’ Compensation Plan; and

•	to amend the section of the Directors’ Compensation Plan that addresses these types of amendments.

On June 15, 2010, the stockholders of the Company approved an increase the number of Common Stock reserved for issuance under the Directors’ Compensation Plan from 500,000 shares of Common Stock to 1,500,000 shares of Common Stock.

As of April 15, 2011, the maximum number of shares of Common Stock issuable under the Directors’ Compensation Plan was 1,500,000 (representing 1.1% of the issued and outstanding Common Stock). Of that number, 985,669 shares of Common Stock (representing less than 1% (.7%) of the issued and outstanding Common Stock) had been issued, leaving 514,331 shares of Common Stock (representing less than 1% (.4%) of the issued and outstanding Common Stock) available for issuance.

Retention Warrants Plan

The Company has established the Amended and Restated Retention Warrants Plan (the “Retention Warrants Plan”) for the Eligible Persons, to advance the interests of the Company by:

•	providing Eligible Persons with additional incentive;

•	encouraging share ownership by Eligible Persons;

•	increasing the proprietary interest of Eligible Persons in the success of the Company;

•	encouraging Eligible Persons to remain with the Company or a related entity; and

•	attracting new employees, officers and consultants to the Company or a related entity.

The Retention Warrants Plan is administered by the Board of Directors or the Compensation Committee, as the case may be. Subject to the limitations of the Retention Warrants Plan, the Board of Directors or the Compensation Committee has the authority to:

•	issue Retention Warrants to purchase Common Stock to Eligible Persons;

•	determine the terms, including the limitations, restrictions and conditions, if any, upon such issuances;

•
interpret the Retention Warrants Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Retention Warrants Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority;

•	suspend or terminate the Retention Warrants Plan; and

•	make all other determinations and to take all other actions in connection with the implementation and administration of the Retention Warrants Plan as it may deem necessary or advisable.

Any discretionary awards made to non-executive directors under the Retention Warrants Plan shall be administered by the Compensation Committee, being an independent committee of the Board of Directors.

The maximum number of shares of Common Stock available for issuance pursuant to the exercise of Retention Warrants issued pursuant to the Retention Warrants Plan is limited to 2,500,000, inclusive of those Common Stock purchase warrants issued by the Company pursuant to its acquisition of the broadband network business of XOS Technologies, Inc. or issued pursuant to its acquisition of Cycling Television Limited, but exclusive of all other issuances of warrants made prior to the establishment of the Retention Warrants Plan as well as any warrants, options, or rights granted under any other security-based incentive compensation plans of the Company and such warrants, options or rights, as the case may be, are not subject to the terms of the Retention Warrants Plan.

Pursuant to the Retention Warrants Plan and subject to the applicable rules of any stock exchange or quotation system on which the Common Stock may be listed from time to time, the Board of Directors shall establish the exercise price of a Retention Warrant at the time each Retention Warrant is granted on the basis of the closing market price of the Common Stock on the market with the largest trading volume of the Common Stock on the last trading date preceding the date of the issuance. If there is no trading on that date, the exercise price of a Retention Warrant will be the average of the bid and ask on the date preceding the date of the issuance.

Subject to the regulations of the applicable regulatory authorities, the aggregate number of securities available for issuance under the Retention Warrants Plan to any one Eligible Person and an RRSP or a RRIF of which that person is an annuitant, is 5% of the Common Stock outstanding at the time of the grant (on a non-diluted basis). Retention Warrants issued must be exercised no later than 5 years after the date of the issuance or such lesser period as the applicable issuance, regulatory authorities or the provisions of the Retention Warrants Plan may require (the “Expiry Date”); provided, however, in the event that a Retention Warrant is scheduled to expire or terminate during or within ten business days following a blackout period, the Expiry Date shall be the date that is the tenth business day following the date of expiry of the blackout period (the “Blackout Expiry Date”). If a new blackout period is imposed prior to the Blackout Expiry Date, the Blackout Expiry Date shall be the date that is the tenth business day following the date of expiry of the new blackout period. The Board of Directors may determine when any Retention Warrant will become exercisable and may determine that the Retention Warrant will be exercisable in installments. No fractional Common Stock may be issued and the Board of Directors may determine the manner in which fractional Common Stock value will be treated. Not less than 100 shares of Common Stock may be purchased at any one time except where the remainder totals less than 100.

If an Eligible Person ceases to be an Eligible Person for any reason whatsoever other than death, each Retention Warrant held by such person, such person’s permitted assigns, or such person’s RRSP or RRIF will cease to be exercisable 90 days after such person’s termination date. If any portion of a Retention Warrant has not vested by the termination date, that portion of the Retention Warrant may not under any circumstances be exercised by such person, such person’s permitted assigns or such person’s RRSP or RRIF, regardless of whether such person received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Retention Warrant to vest in such person, their permitted assigns or their RRSP or RRIF.

If an Eligible Person dies, the legal representatives of the Eligible Person may exercise the Eligible Person’s Retention Warrants, the Eligible Person’s permitted assign’s Retention Warrants and the Retention Warrants held by the Eligible Person’s RRSP or RRIF within 120 days after the date of the Eligible Person’s death but only to the extent the Retention Warrants were by their terms exercisable on the date of death.

In the event that an Eligible Person’s employment, consultancy or directorship, as applicable, is terminated by the Company for cause (as defined in such Eligible Person’s employment or consulting agreement, as applicable), such Eligible Person’s Retention Warrants and its permitted assigns’ Retention Warrants, whether vested or otherwise, shall immediately terminate. The Board of Directors shall have discretion to permit such Eligible Participant and its permitted assigns to exercise the vested portion of such Eligible Person’s Retention Warrants (as of the termination date). The Board of Directors shall have a period of 30 days to exercise its discretion to permit the exercise of such Eligible Person’s Retention Warrants and in the event of such exercise of discretion, the Retention Warrants shall be deemed not to have been terminated as of the termination date of the Eligible Person’s employment, consultancy or directorship, as applicable.

If there is a “take-over bid” or an “issuer bid” other than a “normal course issuer bid” (within the meaning of each of these terms under applicable securities laws and stock exchange rules) made for all or any of the issued and outstanding Common Stock, then the Board of Directors may, in its sole discretion, by resolution permit any or all unvested Retention Warrants outstanding under the Retention Warrants Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in order to permit Common Stock issuable under such Retention Warrants to be tendered to such bid. There shall be no automatic vesting of unvested Retention Warrants in the event of a change of control unless otherwise agreed in an Eligible Person’s employment or consulting agreement; however, the Board of Directors may, in its sole discretion, by resolution permit any or all unvested Retention Warrants of any or all Participants outstanding under the Retention Warrants Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in the event of a change of control.

Pursuant to an amendment to the Retention Warrants Plan approved by the Board of Directors of the Company on May 13, 2008, the Board of Directors or any committee of the Board of Directors shall not be permitted to accelerate the vesting of any Retention Warrants under the Retention Warrants Plan except in the case of death, disability, retirement, change in control or pursuant to the terms and conditions of pre-existing employment agreements. If the Board of Directors and/or a committee of the Board of Directors accelerates or waives the vesting period for any reason other than the instances above, the number of Retention Warrants to be accelerated or waived for purposes other than death, disability, retirement, change of control or pursuant to the terms and conditions of pre-existing employment agreements shall be limited to 10% of the securities authorized for issuance under the Retention Warrants Plan. stockholder approval is required to increase the benefits accrued to participants under the Retention Warrants Plan, when modifying the requirements for participation under the Retention Warrants Plan, when changing the provisions relating to the administration of the Retention Warrants Plan or when changing the terms of a Retention Warrant including, without limitation, any vesting provisions.

In the event that Retention Warrants issued under the Retention Warrants Plan are surrendered in accordance with the provisions of the Retention Warrants Plan, terminate or expire without being exercised in whole or in part, the Common Stock reserved for issuance but not purchased under such lapsed Retention Warrants shall be available for subsequent Retention Warrants to be issued under the Retention Warrants Plan.

Retention Warrants are personal to each Eligible Person and its permitted assigns. No Eligible Person may deal with any Retention Warrants or any interest in them or transfer any Retention Warrants held by the Eligible Person except in accordance with the Retention Warrants Plan.

Grants to insiders are restricted to:

•	10% of the Common Stock outstanding under all share compensation arrangements;

•	10% of the Common Stock outstanding issuable to insiders within a one-year period; and

•	5% of the Common Stock outstanding issuable to any one insider within a one-year period.

Stockholder approval is required for the following amendments:

•	to increase the maximum number of Common Stock that may be issued pursuant to the Retention Warrants Plan;

•	to reduce the exercise price of rights for the benefit of an insider;

•	to extend the expiry date of rights for the benefit of an insider; and

•	to amend the section of the Retention Warrants Plan that addresses this type of amendment.

As of April 15, 2011, the maximum number of shares of Common Stock issuable upon exercise of Retention Warrants was 2,500,000 (representing 1.8% of the issued and outstanding Common Stock). Of that number, Retention Warrants to purchase 739,876 shares of Common Stock (representing less than 1% (.5%) of the issued and outstanding Common Stock) had been granted and are currently outstanding, leaving Retention Warrants to purchase 1,760,124 shares of Common Stock (representing 1.3% of the issued and outstanding Common Stock) available for grant.

Employee Share Purchase Plan

At the annual and special meeting of stockholders of the Company held on June 26, 2008, stockholders approved the Company’s Employee Share Purchase Plan (the “ESPP”), pursuant to which certain employees of the Company may elect to purchase Common Stock from treasury. Upon implementation of the ESPP, senior employees of the Company will be eligible to participate in the ESPP following six months of continuous employment with the Company. Participating employees will be able to make contributions, by payroll deduction only, at a rate of not less than 10% of their salary or such other integer percentage rate up to and including 100% of their salary as such participating employee shall elect, which contribution rate may be changed at the election of the employee from time to time in accordance with the terms of the ESPP. Participating employees will be able to choose to suspend participation in the ESPP provided proper notice in writing is filed with the Company at least 15 days prior to the first of the month in which payroll deductions are to be suspended.

The Board of Directors has the power and authority, without notice or stockholder approval, at any time and from time to time, to suspend or terminate the ESPP and to establish the rules and regulations relating to ESPP and to make all determinations necessary or advisable for administration of the ESPP. Without limiting the foregoing, the Board of Directors shall have the authority to amend the ESPP as follows without seeking stockholder approval:

•	amendments as may be necessary to comply with applicable law or the requirements of any applicable regulatory authority or stock exchange;

•	an amendment to correct or rectify any ambiguity, defective provision, error or omission in the ESPP;

•	an amendment to change the provisions relating to the administration of the ESPP; and

•	to make any other amendment to the ESPP that does not require stockholder approval by virtue of the provisions of the ESPP, applicable laws or relevant regulatory or stock exchange requirements.

In the event of termination of the ESPP, each participating employee shall receive the number of whole Common Stock in his or her account and a cash payment by check for any fractional Common Stock held in his account, as soon as practicable following the effective date of termination of the ESPP.

Any amendment of the ESPP to increase the maximum number of shares of Common Stock issuable under the ESPP shall become effective only upon stockholder approval thereof, such approval to be obtained in accordance with applicable corporate and securities laws and the rules of the stock exchanges on which the Common Stock is listed.

A maximum of 2,000,000 shares of Common Stock have been reserved for issuance under the ESPP from treasury of the Company at a 15% discount to the 10 day volume weighted average price of the Common Stock traded on the TSX provided, however, that the aggregate of the Company’s securities (i) issued to insiders of the Company, within any one-year period, and (ii) issuable to insiders of the Company, at any time, under the ESPP, or when combined with all of the Company’s other security based compensation arrangements, could not exceed 10% of the Company’s total issued and outstanding securities.

The administrator of the ESPP will hold the Common Stock credited to a participating employee’s account for the whole period of participation of such participating employee in the ESPP. A participating employee, who terminates employment (with or without cause at law), retires or otherwise elects to withdraw from participation in the ESPP, or, the participating employee’s beneficiary in the event of the participating employee’s death, shall receive, subject to applicable withholding taxes:

•	the number of whole Common Stock credited to his or her account, or

•
the cash equivalent of the value of the whole Common Stock to his or her account, less any brokerage fees, as determined by the administrator, as of the date of termination of employment, retirement, death or withdrawal from the ESPP, whichever the case may be.

Any fractional Common Stock remaining in the participating employee’s account will be paid in cash by check in an amount equal to the value of the fractional Common Stock as determined by the administrator.

A participating employee who terminates employment (with or without cause) may, upon notice to the Company, request that all or a portion of the Common Stock in that participating employee’s account be transferred to his or her name, or an external account in his or her name, or be sold or, where the participating employee holds Common Stock in a registered retirement plan, that all or a portion of the Common Stock in that participating employees’ registered retirement plan be transferred to, be sold and the proceeds transferred to another registered retirement plan in the participating employee’s name, or be sold and the proceeds, net of withholding tax, be remitted to the participating employee. Any fractional Common Stock credited to the participating employee’s account shall be disregarded on any sale or transfer and the participating employee shall be entitled to receive the cash equivalent thereof.

Each participating employee of a subsidiary company shall, upon such company ceasing to be a subsidiary, cease to be a participating employee of the ESPP and will receive the number of whole Common Stock in his account and a cash payment by check for any fractional shares held in his account as soon as practicable following such participating employee ceasing to be a participant of the ESPP.

The Company is responsible for the administration of the ESPP and the payment of any fees or charges incurred in the operation of the ESPP, including payments to the administrator, counsel and other agents employed by the Company in connection with the operation of the ESPP.

The Company has not implemented the ESPP since its approval by stockholders.

Warrants

As of April 15, 2011, the Company has issued a total of 8,642,500 warrants that are exercisable to acquire Common Stock. On October 20, 2008, the Company granted 5,000,000 Incentive Warrants previously approved by stockholders in connection with the Merger to former NeuLion USA employees (now Company employees) at an exercise price of $0.63 per Incentive Warrant. The Incentive Warrants vested immediately and, pursuant to the approval of stockholders on June 15, 2010, expire October 20, 2013. The balance of the warrants issued by the Company are unrelated to equity-based compensation.

Payments in Connection with Termination or Change in Control

The Stock Option Plan, the SARs Plan, the Restricted Stock Plan and the Retention Warrants Plan each provide for immediate vesting of all Options, SARs, restricted stock awards or retention warrants held thereunder by plan participants if any such person’s employment, directorship, or other association, as the case may be, with the Company is terminated (other than for cause) prior to the expiry of such Options, SARs, restricted stock awards or incentive warrants by virtue of, or in connection with, a change of control (as this term is defined in each respective plan) of the Company.  The Board of Directors of the Company may also provide in its discretion for vesting under such plans if there is a take-over bid or issuer bid (as such terms are defined in each respective plan) or in the event of a change of control.

The Company does not have any employment agreements or other related arrangement with any employee other than Mr. Paterson, its Vice Chairman.  Mr. Paterson’s agreement is for an indefinite term, subject to the provisions of the agreement. Mr. Paterson is permitted to terminate the employment agreement upon 60 days’ notice and the Company is permitted to terminate the employment agreement at any time for cause.

In the event of a change of control of the Company, all Options, SARs granted under the SARs Plan or other incentive compensation held by Mr. Paterson that are subject to vesting within a period of twelve months from the date of the change of control will automatically vest. The agreement contains (i) non-solicitation and non-competition covenants in favor of the Company, which apply during the term of Mr. Paterson’s employment and for a period of 24 months following the termination of his employment (subject to exclusions to the non-solicitation covenant allowing Mr. Paterson or his designates to solicit without restriction executives who had been associated with Paterson Partners or its affiliated entities and exclusions to the non-competition covenant in respect of commercial involvement that encompasses an interest of less than five percent in a publicly traded company), and (ii) confidentiality covenants in favor of the Company, which apply indefinitely. In the event of termination of the agreement by the Company without cause, Mr. Paterson is entitled to a severance package consisting of 24 months compensation in lieu of notice inclusive of base salary and bonuses and a continuation of benefits for a period of 24 months. In addition, all Options, SARs or other incentive compensation held by Mr. Paterson that were subject to vesting within a period of 24 months from the date of termination will automatically vest.

For purposes of Mr. Paterson’s employment agreement, termination “without cause” includes a change of control or a constructive dismissal after Mr. Paterson provides specified notice to the Company. “Change of control” means a transaction or series of transactions whereby, directly or indirectly:

(a)
any person or combination of persons obtains Common Stock or other securities in excess of the number which, directly or following conversion thereof, would entitle them to cast 50% or more of the votes attaching to all Common Stock which may cast to elect directors; or

(b)
the Company shall consolidate or amalgamate with, or enter into a statutory arrangement with, any other person (other than a subsidiary of the Company (a “Subsidiary”)) or merge with and into any other person (other than a Subsidiary) or another person shall merge with or into, the Company, and, in connection therewith, all or part of the outstanding voting Common Stock shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for Common Stock or other securities of the Company or any other person or for cash or any other property; or

(c)
the Company (or a Subsidiary) shall sell or otherwise transfer, including by way of the grant of a leasehold interest property or assets (A) aggregating more than 50% of the consolidated assets (measured by either book value or fair market value) of the Company and its subsidiaries as at the end of the most recently completed financial year of the Company or (B) which during the most recently completed financial year of the Company generated, or during the then current financial year of the Company are expected to generate, more than 50% of the consolidated operating income or cash flow of the Company and its subsidiaries; or

(d)
there occurs a change in the composition of the Board which occurs at a single meeting, or a succession of meetings occurring within six months, of the stockholders, whereby such individuals who were members of the Board immediately prior to such meeting or succession of meetings, cease to constitute a majority of the Board without the Board, as constituted immediately prior to such meeting, approving of such change.

A “constructive dismissal” shall be deemed to have occurred upon any material and adverse change in the title, status, position, job function, job responsibilities and/or reporting responsibilities of Mr. Paterson from those current at the date of his employment agreement without his prior written consent.

The agreement provides annual base salary, subject to annual increases as determined by the Board and a bonus that is based on the attainment of certain objectives to be determined by mutual agreement of the Board and Mr. Paterson. Effective January 1, 2007, Mr. Paterson’s annual base salary was increased to $300,000. In addition, Mr. Paterson was granted 1,000,000 SARs pursuant to the SARs Plan, with an exercise price of $4.00 per SAR that vest at a rate of 1/48th per month. Effective as of the date of the grant of such SARs, March 27, 2006, 11/48ths of Mr. Paterson’s SARs were deemed vested. On April 9, 2007, Mr. Paterson was granted 650,000 Options to purchase Common Stock with an exercise price of $6.05 per Option with such Options vesting at a rate of 1/48th per month. The Company has arranged for and paid the premiums on CDN$10 million of key-man term life insurance for Mr. Paterson to provide 24-hour all-peril coverage with the Company as beneficiary of CDN$8 million of the proceeds, with the remaining CDN$2 million to be paid to beneficiaries designated by Mr. Paterson. The annual premium payable by the Company in respect of the portion of Mr. Paterson’s insurance to be paid to his designated beneficiaries is CDN$1,973. For the purpose of converting the value of Mr. Paterson’s insurance coverage in United States dollars, as at April 15, 2011, the Bank of Canada noon rate for the conversion of United States dollars to Canadian dollars was US$1 to CDN$0.9615.

Pursuant to a Restricted Share Agreement (the “Restricted Share Agreement”) between the Company and Mr. Sokol, dated as of November 12, 2010, the Company agreed to issue 2,500,000 shares of Common Stock to Mr. Sokol over a four-year period.  Mr. Sokol will be issued 25% of the shares on each anniversary of November 12, 2010, with 25% of each tranche of newly issued shares to be released on each such anniversary and an additional 25% to be released each successive year thereafter.  In the event of a change in control of the Company, the shares of Common Stock shall be immediately issued and released to Mr. Sokol.  In the event of Mr. Sokol’s termination prior to issuance of all of the shares, all unissued shares will be forfeited.

Other than as set forth above, the Company is not a party to any other contract, agreement, plan or arrangement (written or unwritten) that provides for payment following a change in an executive officer’s responsibilities or following a change in control.  The Company has no other plan that provides for the payment of retirement benefits, or other benefits that will be paid primarily following retirement, or at, following, or in connection with resignation, retirement or other termination of an executive officer.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control and disclosure controls. In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements and related disclosures with management and the independent registered public accountants, including a review of the significant management judgments underlying the financial statements and disclosures.

The Audit Committee is directly responsible for the appointment (subject to stockholder ratification), compensation, retention and oversight of the work (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent registered public accountants report to the Audit Committee, and the chairman of the Audit Committee reports to the Board of Directors, at each regularly scheduled Board meeting or as necessary.

The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS 89 and 90, as adopted by the Public Company Accounting Oversight Board, and by Rule 2-07 of Regulation S-X, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accountants their independence from the Company and its management. In concluding that the independent registered public accountants are independent, the Audit Committee determined, among other things, that the non-audit services provided by E&Y (US) (as described below) were compatible with their independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted policies to avoid compromising the independence of the independent registered public accountants, such as prior Audit Committee approval of non-audit services and required audit partner rotation.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors subsequently approved the recommendation) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC. The Audit Committee has also appointed E&Y (US) as the Company’s independent registered public accountants, subject to stockholder ratification, for 2011.

AUDIT COMMITTEE MEMBERS: John R. Anderson, Chairman Shirley Strum Kenny David Kronfeld

Pre-Approval of Services

The Audit Committee follows a policy pursuant to which audit and non-audit services proposed to be performed by the independent registered public accountants may be pre-approved. These services may include audit services, audit-related services, tax services, and other services.

The Audit Committee determines from time to time permitted services that have its general pre-approval. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget and annual review. The Chief Financial Officer reviews all requests for services to be provided by the independent registered public accountants to determine whether such services are included within the list of services that have received the general pre-approval or require specific pre-approval by the Audit Committee. The Chief Financial Officer shall consult as necessary with the chairman of the Audit Committee in determining whether any particular service has been pre-approved.

Audit-related services in the amount of $350,000 for 2010 and $348,635 for 2009, and tax services in the amount of $80,000 for 2010 and $57,000 for 2009, were provided through the general pre-approval process. The Audit Committee has determined such services are consistent with SEC rules on auditor independence. A service which has not received general pre-approval will require specific pre-approval by the Audit Committee before the service can be provided by the independent registered public accountants. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee, who must report to the Audit Committee at its next scheduled meeting any services so approved by him. All services performed by the independent registered public accountants in 2010 were pre-approved under the general pre-approval process or under the specific pre-approval process.

The Audit Committee pre-approves all services performed by the independent registered public accountants, in part to assess whether the provision of such services might impair the independent registered public accountants’ independence. The Audit Committee’s policy and procedures are as follows:

•
The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters. As discussed above, the Audit Committee may also pre-approve other audit services, which are those services that only the independent registered public accountants reasonably can provide.

•
The Audit Committee believes that the provision of audit-related services does not impair the independence of the independent registered public accountants.  Audit-related services are assurance and related services that are reasonably related to the performance of the audit, and that are traditionally performed by the independent registered public accountants.

•
The Audit Committee believes that, in appropriate cases, the independent registered public accountants can provide tax compliance services, tax planning, and tax advice without impairing the auditors’ independence.

•
The Audit Committee may approve other services to be provided by the independent registered public accountants if (i) the services are permissible under SEC and Public Company Accounting Oversight Board rules, (ii) the Audit Committee believes the provision of the services would not impair the independence of the independent registered public accountants, and (iii) management believes that the independent registered public accountants are the best choice to provide the service.

For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accountants.

After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

Services and Fees of Independent Registered Public Accountants

The following table shows the fees incurred for services rendered by E&Y (US), the Company’s independent registered public accountants, in 2010 and 2009. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy.

Fees	2010	2009
Audit Fees	$350,000	$348,635
Tax Fees	$80,000	$57,000
All Other Fees	$2,000	$2,000
Total	$432,000	$407,635

Audit fees are comprised of fees for professional services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements.

Tax fees are comprised of fees for professional services rendered for the preparation of the Company’s tax returns.

All other fees in 2010 and 2009 were comprised of fees related to an E&Y (US) online subscription.

In considering the nature of the services provided by the independent registered public accountants, the Audit Committee determined that such services were compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accountants and Company management to determine that they were permitted under the applicable rules and regulations.

OTHER INFORMATION

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and the Company’s 2010 Annual Report on Form 10-K are available on the Company’s website at www.neulion.com.  This Proxy Statement, the form of proxy and the Company’s 2010 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting upon written request to ATTN:  Corporate Secretary, NeuLion, Inc., 1600 Old Country Road, Plainview, New York  11803.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice, as of March 20, 2011, of any matter to be presented for action at the Annual Meeting, except as discussed in this Proxy Statement.  The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the Proxy Statement for the next annual meeting must be received by the Company by January 4, 2012.  Additionally, the Company’s advance notice by-law provisions require that any stockholder proposal to be presented from the floor of the 2012 annual meeting must be received by the Corporate Secretary, at the Company’s principal executive offices at 1600 Old Country Road, Plainview, New York  11803, no later than April 8, 2012 and not before March 9, 2012.  The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of the Company’s Board of Directors for next year’s annual meeting will vote in their discretion as to any matter of which the Company has not received notice by March 20, 2012.

By Order of the Board of Directors,

/s/ Roy E. Reichbach
Roy E. Reichbach
General Counsel, Corporate Secretary and Director

April 29, 2011

APPENDIX A
UNALLOCATED STOCK OPTIONS RESOLUTION

WHEREAS it is considered to be in the best interests of the Company that the Company approve unallocated options to acquire shares of Common Stock issuable pursuant to the Company’s Second Amended and Restated Stock Option Plan, as such plan may be amended from time to time (the “Stock Option Plan”), all as described in the proxy statement of the Company dated April 29, 2011 prepared by management in respect of its Annual Meeting of Stockholders on June 7, 2011.

NOW THEREFORE BE IT RESOLVED as a resolution of the stockholders of the Company that:

1.
all unallocated options to acquire shares of Common Stock issuable pursuant to the Company’s Stock Option Plan are hereby approved and authorized until the date of the Company’s annual stockholders’ meeting in the year 2014 (provided that such meeting is held on or prior to June 7, 2014); and

2.
any one director or officer of the Company be and is hereby authorized for and on behalf of the Company to execute and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the foregoing resolution, the execution of any such document or the doing of any such other act or thing by any one director or officer of the Company being conclusive evidence of such determination.

A-1

APPENDIX B
UNALLOCATED SARS RESOLUTION

WHEREAS it is considered to be in the best interests of the Company that the Company approve unallocated stock appreciation rights issuable pursuant to the Company’s 2006 Stock Appreciation Rights Plan, as such plan may be amended from time to time (the “SARs Plan”), all as described in the proxy statement of the Company dated April 29, 2011 prepared by management in respect of its Annual Meeting of Stockholders on June 7, 2011.

NOW THEREFORE BE IT RESOLVED as a resolution of the stockholders of the Company that:

1.
all unallocated stock appreciation rights issuable pursuant to the Company’s SARs Plan are hereby approved and authorized until the date of the Company’s annual stockholders’ meeting in the year 2014 (provided that such meeting is held on or prior to June 7, 2014); and

2.
any one director or officer of the Company be and is hereby authorized for and on behalf of the Company to execute and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the foregoing resolution, the execution of any such document or the doing of any such other act or thing by any one director or officer of the Company being conclusive evidence of such determination.

B-1

APPENDIX C

NEULION, INC.

SECOND AMENDED AND RESTATED STOCK OPTION PLAN

May 2007,
as amended on May 13, 2009, July 14, 2009 and April 29, 2010

TABLE OF CONTENTS

NEULION, INC. (FORMERLY JUMPTV INC.)		C-3

ARTICLE 1.		C-3

PURPOSE AND INTERPRETATION		C-3

1.1.	Plan	C-3
1.2.	Purpose	C-3
1.3.	Administration	C-3
1.4.	Interpretation	C-3
1.5.	Numbers	C-6
1.6.	Lapsed Options	C-7

ARTICLE 2. STOCK OPTION PLAN		C-7

2.1.	Grants	C-7
2.2.	Exercise of Options	C-7
2.3	Share Option Price	C-8
2.4	Grant to Participant’s RRSP or RRIF	C-8
2.5	Termination, Retirement, Death or Departure	C-8
2.6	Option Agreements	C-9
2.7	Payment of Option Price	C-9
2.8	Cashless Exercise	C-9
2.9	Withholding	C-9

ARTICLE 3 GENERAL		C-10

3.1	Right to Exercise Options in connection with a Proposed Transaction	C-10
3.2	Prohibition on Transfer of Options	C-11
3.3	Prohibition on Transfer of Shares	C-11
3.4	Capital Adjustments	C-11
3.5	Non-Exclusivity	C-11
3.6	Amendment and Termination	C-11
3.8	Compliance with Legislation	C-12
3.9	Effective Date	C-13
3.10	Prior Plan	C-13
3.11	Record Keeping	C-13

SECOND AMENDED AND RESTATED SHARE OPTION PLAN		C-14

REGULATIONS		C-14

SCHEDULE “A” TO OPTION PLAN		C-15

NEULION, INC. (formerly JumpTV Inc.)

ARTICLE 1.
PURPOSE AND INTERPRETATION

1.1.	Plan

This Plan consists of a Stock Option Plan and supersedes any and all prior plans relating to the granting of stock options by the Corporation.

1.2.          Purpose

The purpose of this Plan is to advance the interests of the Corporation by (i) providing Eligible Persons with additional incentive; (ii) encouraging stock ownership by Eligible Persons; (iii) increasing the proprietary interest of Eligible Persons in the success of the Corporation; (iv) encouraging Eligible Persons to remain with the Corporation or a related entity; and (v) attracting new employees, officers, directors and consultants to the Corporation or a related entity.

1.3.	Administration

(a)
This Plan will be administered by the Board or a committee of the Board duly appointed for this purpose by the Board and consisting of not less than 2 directors.  If a committee is appointed for this purpose, all references the term “Board” will be deemed to be references to the committee.

(b)
Subject to the limitations of this Plan, the Board  has the authority;  (i) to grant Options to  purchase Shares to Eligible Persons; (ii) to determine the terms, including the limitations, restrictions and conditions, if any, upon such grants; (iii) to interpret this Plan and to adopt, amend and rescind such administrative guidelines and other rules and Regulations relating to this Plan as it may from time to time deem advisable, subject to required prior approval by any applicable regulatory authority; and (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable.  The Board’s guidelines, rules, Regulations, interpretations and determinations will be conclusive and binding upon all parties.

1.4.         Interpretation

For the purposes of this Plan, the following terms will have the following meanings unless otherwise defined elsewhere in this Plan:

(a)	“Blackout Expiry Date” has the meaning set forth in subclause 2.2(a);

(b)
“Blackout Period” means the period of time when, pursuant to any self-imposed policies of the Corporation applicable to an Optionee, the Optionee is prohibited from trading in the Corporation’s securities;

(c)	“Board” means the board of directors of the Corporation or a committee thereof appointed in accordance with the Plan;

(d)
“consultant” has the meaning prescribed by National Instrument 45-106 Prospectus and Registration Exemptions (or a successor instrument) and, for greater certainty means, for an issuer, a person other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that:

(i)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer,

and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(e)	“Corporation” means NeuLion, Inc., formerly JumpTV Inc.;

(f)	“Eligible Person” means, subject to the Regulations and to all applicable law,

(i)            any employee, officer, director or consultant of (i) the Corporation or (ii) any related entity (and includes any such person who is on a leave of absence authorized by the Board or the board of directors of any related entity) designated as an Eligible Person by the Board; and

(ii)           at any time from and after the completion of an initial public offering of the Shares, a Family Trust, Personal Holding Corporation or Retirement Trust;

(g)
“Family Trust” means a trust, of which at least one of the trustees is an Eligible Person and the  beneficiaries of which are one or more of the Eligible Person and the spouse, minor children and minor grandchildren of the Eligible Person;

(h)	“holding entity” means a person that is controlled by an individual;

(i)	“Insider” means:

(i)            an insider as defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a Subsidiary; and

(ii)           an associate, as defined in the Securities Act (Ontario), of any person who is an insider by virtue of (i) above;

(j)	“Option” means an option granted to an Eligible Person to purchase Shares of the Corporation pursuant to the terms of the Plan;

(k)	“Participant” means an eligible Person to whom or to whose RRSP an Option has been granted;

(l)	“Permitted Assign” means, for a Participant;

(i)	a trustee, custodian or administrator acting on behalf of, or for the benefit of the person,

(ii)	a holding entity of the person,

(iii)	an RRSP or a RRIF of the person,

(iv)	a spouse of the person,

(v)	a trustee, custodian or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi)	a holding entity of the spouse of the person, or

(vii)	an RRSP or a RRIF of the spouse of the person;

(m)
“Personal Holding Corporation” means a corporation that is controlled by an Eligible Person and the shares of which are beneficially owned by the Eligible Person and the spouse, minor children and minor grandchildren of the Eligible Person;

(n)	“Plan” means the Corporation’s Stock Option Plan, as amended from time to time;

(o)	“Regulations” means the regulations made pursuant to this Plan, as same may be amended from time to time;

(p)	“related entity” means any person or company that controls or is controlled by the Corporation or that is controlled by the same person or company that controls the Corporation;

(q)	“Retirement Trust” means a trust governed by a registered retirement savings plan or a registered retirement income fund established by and for the benefit of an Eligible Person;

(r)	“RRSP” means a registered retirement savings plan as defined in the Income Tax Act (Canada);

(s)	“RRIF” means a registered retirement income fund as defined in the Income Tax Act (Canada);

(t)
“Share Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan, restricted share plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise;

(u)	“Share Option Price” means the price at which Shares subject to this Plan can be purchased as determined by the Board in accordance with the Plan;

(v)	“Shares” means the common shares of the Corporation or such other class of voting shares of the Corporation for which the common shares may hereafter be converted or exchanged;

(w)	“Subsidiary” means any corporation that is a subsidiary of the Corporation as defined in the Securities Act (Ontario);

(x)	“Termination Date” means the date on which a Participant ceases to be an Eligible Person;

(y)
“Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity, whether or not voluntary and whether or not for value, and any agreement to effect any of the foregoing;

(z)	“Trustee” means a person appointed by the Board to act in the capacity of trustee for the benefit of the Plan;

(aa)	“United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia;

(bb)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

(cc)	“Year” means a fiscal year of the Corporation, as determined from time to time by the Board.

Time shall be of the essence with respect to this Plan.

Words importing the singular number include the plural and vice versa words importing the masculine gender include the feminine.

This Plan is to be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.5.         Numbers

The Maximum number of Shares available for purchase or issuance under this Plan is equal to the greater of (i) 4,000,000 Shares; and (ii) 12.5% of the number of issued and outstanding Shares from time to time.  For greater certainty, the maximums set out herein shall be exclusive of all grants of options made prior to the coming into effect of this Plan as well as any rights granted under any other security-based incentive compensation plans of the Corporation and such options and rights, as the case may be, shall not be subject to the terms of this Plan.

1.6.         Lapsed Options

In the event that Options granted under this Plan are surrendered in accordance with the provisions of this Plan, terminate or expire without being exercised in whole or in part, the Shares reserved for issuance but not purchased under such lapsed Options shall be available for subsequent Options to be granted under Plan.

ARTICLE 2.
STOCK OPTION PLAN

2.1.         Grants

(a)
Subject to the terms of this Plan, the Board will have the authority to determine the limitations, restrictions and conditions, if any, in addition to those set out in this Plan, applicable to the exercise of an Option, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of the Option, and the nature of the events, if any, and the duration of the period in which any Participant’s rights in respect of Shares acquired upon exercise of an Option may be forfeited.  An Eligible Person and the Eligible Person’s RRSP or RRIF may receive Options on more than one occasion under this Plan.

(b)	The effective date of any grant of Options pursuant to this Plan shall be the date on which the Board approves such grant, whether at a meeting of the Board or by written resolution.

(c)
With respect to any Options granted to a “covered individual”, as defined in Section 162(m)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), the award shall be made by a committee of the Board that constitutes a “compensation committee” within the meaning of Section 162(m).

Subject to the Regulations, the aggregate number of securities available for issuance under the Plan to any one Eligible Person and an RRSP or an RRIF of which that person is an annuitant, will be 5% of the Shares outstanding at the time of the grant (on a non-diluted basis), or such other number as the shareholders of the Corporation shall approve in accordance with the requirements of any stock exchange or quotation system upon which any shares of the Corporation are then listed and posted or quoted for trading.

2.2.         Exercise of Options

(a)
Options must be exercised no later than 5 years after the date of grant or such lesser period as the applicable grant, the Regulations or the provisions of this Plan may require (the “Expiry Date”); provided, however, in the event that an Option is scheduled to expire or terminate during or within 10 business days following a Blackout Period, the Expiry Date shall be the date that is the tenth business day following the date of expiry of the Blackout Period (the “Blackout Expiry Date”).  If a new Blackout Period is imposed prior to the Blackout Expiry Date, the Blackout Expiry Date shall be the date that is the tenth business day following the date of expiry of the new Blackout Period.

(b)	The Board may determine when any Option will become exercisable and may determine that the Option will be exercisable in installments.

(c)	No fractional Shares may be issued and the Board may determine the manner in which fractional Share value will be treated.

(d)	Not less than 100 Shares may be purchased at any one time except where the remainder totals less than 100.

2.3          Share Option Price

Subject to the applicable rules of any stock exchange or quotation system on which the Shares may be listed from time to time, the Board will establish the Share Option Price at the time each Option is granted on the basis of the closing market price of the Shares on the market with the largest trading volume of the Shares on the last trading date preceding the date of the grant.  If there is no trading market for the Shares, the Board will in good faith determine the Share Option Price of an Option based on the fair market value of the Shares on the date of the grant.  If the Option is to be granted on a pre-determined date in the future, the Share Option Price will be the weighted average trading price, rounding up to the nearest cent, of the Shares on the stock exchange or quotation system upon which any shares of the Corporation are then listed and posted or quoted for trading for the five trading dates preceding the date of the grant.  In all instances, the Share Option Price shall not be less than fair market value, as determined under Section 409A of the Code.

2.4          Grant to Participant’s RRSP or RRIF

Upon written notice from the Participant,  any Option that might otherwise be granted to that Participant will be granted, in whole or in part, to an RRSP or an RRIF established by and for the sole benefit of the Participant.  The determination of whether and the extent to which a Participant is entitled by applicable tax law to contribute Option to the Participant’s RRSP or RRIF shall be the responsibility of the Participant.

2.5          Termination, Retirement, Death or Departure

(a)
Subject to subsection (c), if a Participant ceases to be an Eligible Person for any reason whatsoever other than death, each Option held by the Participant, the Participant’s Permitted Assigns, or the Participant’s RRSP or RRIF will cease to be exercisable 90 days after the Termination Date.  If any portion of an Option has not vested by the Termination Date, that portion of the Option may not under any circumstances be exercised by the Participant, the Participant’s Permitted Assigns or the Participant’s RRSP or RRIF.  This subsection (a) will apply regardless whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest in the Participant, the Participant’s Permitted Assigns or the Participant’s RRSP or RRIF.

(b)
If a Participant dies, the legal representatives of the Participant may exercise the Participant’s Options, the Participant’s Permitted Assign’s Options and the participant’s RRSP Options or RRIF Options within 120 days after the date of the participant’s death but only to the extent the Options were by their terms exercisable on the date of death.

(c)
In the event that a Participant’s employment, consultancy or directorship, as applicable, is terminated by the Corporation for cause (as defined in such Participant’s employment or consulting agreement, as applicable), such Participant’s Options and its Permitted Assign’s Options, whether vested or otherwise, shall immediately terminate.  Notwithstanding the foregoing or anything to the contrary herein, the Board shall have discretion to permit such Participant and its Permitted Assigns to exercise the vested portion of such Participant’s Options (as of the termination date).  The Board shall have a period of 30 days to exercise its discretion to permit the exercise of such Participant’s Options and in the event of such exercise of discretion, the Options shall be deemed not to have been terminated as of the termination date of the Participant’s employment, consultancy or directorship, as applicable.

2.6          Option Agreements

Each Option must be confirmed, and will be governed, by an agreement (an “Option Agreement”) in the form of Schedule “A” attached hereto (as the same may be amended from time to time by the Regulations) signed by the Corporation and the Participant or an RRSP or an RRIF of which that person is an annuitant.

2.7          Payment of Option Price

Subject to section 2.9, the exercise price of each Share purchased under an Option must be paid in full by bank draft or certified cheque at the time of exercise, and upon receipt of payment in full, but subject to the terms of this Plan, the number of Shares in respect of which the Option is exercised will be duly issued as fully paid and non-assessable.

2.8          Cashless Exercise

If the Shares are listed and posted for trading on a stock exchange or market, a Participant may elect “cashless” exercise in a notice of exercise if the Shares issuable on exercise are to be immediately sold.  In such case, the Participant will not be required to deliver to the Corporation the certified cheque or bank draft referred to in section 2.7.  Instead the following procedure will be followed, as detailed in a Cashless Exercise Instruction Form to be provided by the Corporation and completed by the Participant:

(a)
the Participant will instruct a broker selected by the Participant to sell through the exchange or market on which the Shares are listed or quoted the Shares issuable on exercise of an Option, as soon as possible and the then applicable bid price of the Shares;

(b)
on the settlement date for the trade, the Corporation will direct its registrar and transfer agent to issue a certificate in the name of the broker (or as the broker may otherwise direct) for the number of Shares issued on exercise of the Option, against payment by the broker to the Corporation of the exercise price for such Shares; and

(c)	the broker will deliver to the Participant the remaining proceeds of sale, net of the brokerage commission.

2.9          Withholding

The Corporation shall have the right to deduct and withhold from (or recover in respect of) any payment to be made pursuant to or in connection with this Plan, any Option or any Shares the amount of any taxes required by law to be withheld from, or paid in connection with, such payment.  The Corporation may, in its discretion, permit a Participant to elect to satisfy such withholding obligation through a cash payment to be made by such Participant, through the surrender of Shares held by a Participant in a manner acceptable to the Corporation, or through the surrender of shares which the Participant is otherwise entitled to receive under the Plan or any Option.  The Corporation shall have the right to sell any of the Participant’s Shares to satisfy or recover any taxes which are payable by the Corporation in respect of this Plan, any Option or any Shares for the account of such Participant.  Where the withholding undertaken in connection with the foregoing is considered by the Corporation to be inadequate, the payment or delivery of property hereunder by the Corporation shall be conditional upon such Participant (or other person) reimbursing or compensating the Corporation or making arrangements satisfactory to the Corporation for the payment or provision of all required taxes.  For purposes hereof , “taxes” shall refer to any local, foreign, federal, provincial, state, social security, withholding or any other taxes or governmental charges of any kind whatsoever.

2.10        Participant Responsibility

Neither the Corporation nor any of its Subsidiaries shall assume any responsibility in respect of any tax consequences that arise from participation in the Plan by any employee, consultant or other person.  Such persons are urged to consult their own independent tax advisors in such regard.  In particular, the Corporation and its Subsidiaries shall have no liability in respect of any Options which a Participant may cause to be issued to any personal holding corporation and/or their spouse and/or minor children or grandchildren, and/or to RRSP, RRIF  or similar deferred compensation plans.

ARTICLE 3
GENERAL

3.1          Right to Exercise Options in connection with a Proposed Transaction

(a)
If there is a Take-over Bid or Issuer Bid (other than a “Normal Course” Issuer Bid) made for all or any of the issued and outstanding Shares, then the Board of Directors may, in its sole discretion, by resolution permit any or all unvested Options of any or all Participants outstanding under the Plan to become immediately exercisable (subject to any limitations the Board of Directors may impose) in order to permit Shares issuable under such Options to be tendered to such bid.

(b)
There shall be no automatic vesting of unvested Options in the event of a Change of Control (as defined below) unless otherwise agreed in an employment or consulting agreement; however, the Board may, in its sole discretion, by resolution permit any or all unvested Options of any or all Participants outstanding under the Plan to become immediately exercisable (subject to any limitations the Board may impose) in the event of a Change of Control.  For the purposes of this provision, a “Change of Control” will be deemed to have occurred when:

(i)
a person (which includes a partnership or corporation) acting alone or jointly or in concert with others, acquires beneficial ownership of voting securities of the Corporation which, together with voting securities of the Corporation already owned by such person or persons, constitutes in the aggregate 50% or more of the outstanding voting securities of the Corporation (for greater certainty, an initial public offering of the Corporation’s Shares will not constitute a Change of Control).  A person who is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as a part of such person’s duties for fully managed accounts, holds or exercises voting power over voting securities of the Corporation, will not, solely by reason thereof, be considered to be a beneficial owner of such voting securities;

(ii)	the Corporation agree to amalgamate, consolidate or merge with another body corporate;

(iii)	any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding up of the Corporation; or

(iv)	the Corporation decides to sell, lease, or otherwise dispose of all, or substantially all, of its assets.

All unvested Options held by an Eligible Person shall vest immediately in the event that such Eligible Participant’s employment or consultancy is terminated at any time prior to the expiry date of such Options by virtue of, or in connection with, a Change of Control, except in the case of termination for cause of such Eligible Participant’s employment or consultancy (in which case such Options shall not vest).

3.2          Prohibition on Transfer of Options

Options are personal to each Eligible Person and its Permitted Assigns.  No Eligible Person may deal with any Options or any interest in them or Transfer any Options now or hereafter held by the Eligible Person except in accordance with the Plan.  A purported Transfer of any Options in violation of the Plan will not be valid and the Corporation shall not issue any Share upon the attempted exercise of improperly Transferred Option.

3.3          Prohibition on Transfer of Shares

No Participant will, upon exercise of an Option, deal with any Share or interest in it or Transfer any Share now or hereafter held by the Participant, the Participant’s Permitted Assigns or the Participant’s RRSP or RRIF except in accordance with the Articles of the Corporation.

3.4          Capital Adjustments

If there is any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, consolidation, combination or exchange of shares, or other fundamental corporate change, the Board will make an appropriate substitution or adjustment in (i) the exercise price of any unexercised Options under the Plan; (ii) the number or kind of shares or other securities reserved for issuance pursuant to this Plan; and (iii) the purchase price of those shares subject to unexercised Options theretofore granted under the Plan, and in the exercise price of those unexercised Options; provided, however, that no substitution or adjustment will obligate the Corporation to issue or sell fractional Shares.  In the event of the reorganization of the Corporation or the amalgamation or consolidation of the Corporation with another corporation, the Board may make such provision for the protection of the rights of Eligible Persons, Participants and their RRSPs or their RRIFs as the Board in its discretion deems appropriate.  The determination of the Board, as to any adjustment or as to there being no need for adjustment, will be final and binding on all parties.

3.5          Non-Exclusivity

Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Eligible Person or Participant, subject to any required regulatory or shareholder approval.

3.6          Amendment and Termination

(a)
The Board may, at any time and from time to time, amend, suspend or terminate the Plan without shareholder approval, provided that no such amendment, suspension or termination may be made without obtaining any required approval of any regulatory authority or stock exchange or the consent or deemed consent of an Optionee where such amendment, suspension or termination materially prejudices the rights of the Optionee.

(b)	Notwithstanding the provisions of Section 3.6(a), the Board may not, without the approval of the shareholders of the Corporation, make amendments to the Plan for any of the following purposes:

(i)	to increase the maximum number of Shares that may be issued pursuant to Options granted under the Plan;
(ii)	to reduce the Exercise Price of Options for the benefit of an Insider;
(iii)	to extend the Expiry Date of Options for the benefit of an Insider; and
(iv)	to amend the provisions of this Section 3.6(b).

(c)	Subject to Section 3.6(b), the Board may, at any time and from time to time, without the approval of the shareholders of the Corporation, amend any term of any outstanding Option, provided that:

(i)	any required approval of any regulatory authority or stock exchange is obtained;

(ii)	the Board would have had the authority to initially grant the option under the terms so amended; and

(iii)	the consent or deemed consent of the Optionee is obtained if the amendment would materially prejudice the rights of the Optionee under the Option.

3.7          Restrictions on Awards

The maximum number of Common Shares that:

(a)	may be reserved for issuance to Insiders pursuant to the Plan and any other previously established or proposed Share Compensation Arrangement is 10% of the number of Common Shares outstanding;

(b)	may be issued to Insiders under the Plan and any other previously established or proposed Share Compensation Arrangement within a one-year period is 10% of the number of Common Shares outstanding; and

(c)
may be issued to any one Insider under the Plan and any other previously established or proposed Share Compensation Arrangement within a one-year period is 5% of the number of Common Shares outstanding.

If a proposed Share Compensation Arrangement, together with all of the Corporation’s other previously established or proposed Share Compensation Arrangements, could result, at any time, in the number of shares reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding issue, the Share Compensation Arrangement must be approved by a majority of the votes cast at the shareholders’ meeting other than votes attaching to securities beneficially owned by Insiders.

For the purposes of this Section 3.7, holders of non-voting and subordinate voting shares must be entitled to vote with the holders of any class of shares of the Corporation which otherwise carry greater voting rights, on a basis proportionate to their respective residual equity interests in the Corporation.

3.8          Compliance with Legislation

(a)
The Board may postpone or adjust any exercise of any Option or the issue of any Shares pursuant to this Plan as the Board in its discretion may deem necessary in order to permit the Corporation to effect or maintain registration of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration.  The Corporation is not obligated by any provision of this Plan or any grant hereunder to sell or issue Shares in violation of any applicable law.  In addition, if the Shares are listed on a stock exchange, the Corporation will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on a stock exchange on which the Shares are listed for trading.

(b)
Without limiting the generality of Section 3.8(a), with regard to Participants who are residents of the United States, the Board may administer this Plan in accordance with Rule 701 or Rule 506 of Regulation D under the U.S. Securities Act or otherwise in accordance with the advice of counsel, and in accordance with applicable state securities laws.  Each certificate representing Shares acquired in accordance with this Section 3.8(b) shall bear one or more legends making appropriate reference to the restrictions imposed under applicable securities laws with regard to such Shares.

3.9          Effective Date

This Plan will become effective immediately upon approval of the Board, subject to any required regulatory and shareholder approval.

3.10        Prior Plan

The Plan shall entirely replace and supersede prior share option plans, if any, enacted by the Board of Directors of the Corporation.

3.11        Record Keeping

The Corporation shall maintain a register in which shall be recorded:

(a)          the name and address of each Participant in the Plan; and

(b)          the number of Option issued to a Participant and the number of Options outstanding.

SECOND AMENDED AND RESTATED SHARE OPTION PLAN

REGULATIONS

1.	In these Regulations, words defined in this Plan and not otherwise defined herein will have the same meaning as set forth in this Plan.

2.	A Participant will cease to be an Eligible Person on the earliest to occur of:

(a)	the date of the Participant’s termination, retirement or cessation of employment with or engagement by the Corporation or any of its related entities;

(b)	the date of the Participant’s death; and

(c)	the date on which the Participant otherwise fails to meet the criteria set forth under the definition of an Eligible Person.

3.
If the legal representative of a Participant who has died exercises the Option of the Participant or the Participant’s RRSP or RRIF in accordance with the terms of the Plan, the Corporation will have no obligation to issue the Shares until evidence satisfactory to the Corporation has been provided by the legal representative that the legal representative is entitled to purchase the Shares under this Plan.

4.
Share certificates representing the number of Shares in respect of which the Option has been exercised will be issued only upon payment in full of the relevant exercise price.  These share certificates will be held for safekeeping by the Secretary of the Corporation, unless the Participant directs the Secretary otherwise.

Schedule “A” to Option Plan

PERSONAL AND CONFIDENTIAL

<<Name and Address of Optionee>>

Dear <<First Name>>

The stock option plan (the “Option Plan”) of NeuLion, Inc. (the “Corporation”) permits the board of directors (the “Board”) of the Corporation to grant options to officers, employees and certain others whose contribution to the Corporation are significant.  In recognition of your future and continuing contribution to the Corporation and in order to permit you to share in enhanced value that you will help to create, the Board is pleased to grant you, as of <<Date of Issue>> options (the “Options”) to purchase commons shares  (the “Shares”) of the Corporation.  This option agreement (the “Option Agreement”) is granted on the basis set out in this letter, and is subject to the Option Plan.  This Option Agreement and the Option Plan are referred to collectively as the “Option Documents”.  All capitalized terms not otherwise defined are to bear the meaning attributed to them in the Option Plan, a copy of which is attached hereto as Schedule “A”.

The total number of Shares that you may purchase pursuant to this Option Agreement is: <<Amount>>

The price you must pay for each Share to be acquired on the exercise of the Option is: <<Price>>

Your Options will vest and are exercisable in the following manner:

Vesting Date	Percentage of Options Exercisable	Expiry Date
On or After Vesting Date

.                                                      .                                                      .

Subject to earlier expiration in accordance with the Option Documents, your rights to purchase Shares pursuant to this option will expire at 5:00 p.m. on <<ExpiryDate>> (unless such expiration falls within a Blackout Period, in which case the your rights to purchase Shares will expire on the Blackout Expiry Date).

The Options may be exercised in whole or in part in respect of vested Options at any time prior to expiry of the relevant Options.  The Options may not be exercised in amount less than 100 Shares in the case of any one exercise unless that exercise would entirely exhaust the Options.

You may exercise your vested Options at any time before the Expiry Date, or the Blackout Expiry Date, as the case may be, by delivering to the Corporation a completed exercise notice (similar to the attached Schedule “B”) together with cash or a certified cheque payable to “NeuLion, Inc.” in the amount of the total Share Option Price of the number of Shares being purchased.  No fractional Shares will be issued upon exercise of Options, and the Corporation will satisfy such fractional interest by paying a cash adjustment in an amount equal to the same fraction of the exercise price.

All decisions made by the board of directors with regard to any questions arising in connection with the Option Documents, whether of interpretation or otherwise, will be binding and conclusive on all parties.

This Option Agreement is personal and may not be sold, pledged, transferred or encumbered in any way.  There are restrictions on the transfer of Shares issued to you pursuant to the Option Plan.  As well, restrictions apply in connection with cessation of engagement.  Complete details of these restrictions are set out in the Option Plan.

This Option Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

Please acknowledge your acceptance of this Option Agreement by signing where indicated below on the enclosed copy of this letter and returning the signed copy to the Corporation, attention Human Resources.  By signing and delivering this copy, you are agreeing to be bound by all terms of the Option Documents.

Yours truly,

NeuLion, Inc.

Per:
_______________________________
Authorized Signing Officer

I have read and agree to be bound by this letter.

Signature:             _______________________________

Date:                      _______________________________

Witness:              _______________________________

Witness Name:

(Printed)               ______________________________

Schedule B

OPTION EXERCISE NOTICE

To:           NeuLion, Inc. (the “Corporation”)

The undersigned hereby irrevocably elects to exercise Options for the number of common shares in the capital of the Corporation as set forth below:

(a)	number of common shares to be acquired:	$___________

(b)	Option exercise price per common share:	$__________

(c)	total purchase price [(a) time (b)]:	$__________

and hereby tenders to the Corporation cash / a certified cheque (circle one) for the total purchase price for the common shares, and directs the Corporation to register the common shares and issue a certificate therefor, as set forth below:

__________________________________________
(Name of Registered Holder – please print)

__________________________________________
(Address of Registered Holder – please print)

__________________________________________

DATED this _________ day of _____________________, _____________.

WITNESS:

)
)
)
Signature of Witness	)	(Signature of Option Holder)
)
)
	)	(Name of Option Holder – please print)

APPENDIX D

NEULION, INC. (FORMERLY JUMPTV INC.)

2006 STOCK APPRECIATION RIGHTS PLAN

April 26, 2006, as amended on November 13, 2007, March 26, 2008, May 13, 2009, July 14, 2009 and April 29, 2010

1.	Purpose

The purpose of this Stock Appreciation Rights Plan (the “Plan”) of NeuLion, Inc. (formerly JumpTV Inc.) and any successor thereof (the “Corporation”) is to provide a means whereby the Corporation may, through the grant of rights (each, a “Right”) to senior officers and directors of the Corporation (and of any affiliate or subsidiary of the Corporation) to receive cash compensation based on the appreciation of the common shares of the Corporation (“Common Shares”) or to purchase or receive Common Shares in order to motivate senior officers and directors to exert their best efforts on behalf of the Corporation (and any affiliate or subsidiary) and to closely align the personal interests of such senior officers and directors with those of the shareholders.  Rights to receive cash compensation or to purchase or receive Common Shares may be granted by the Corporation from time to time to senior officers and directors of the Corporation, or of any affiliate or subsidiary of the Corporation, or to personal holding corporations, the shares of which are held directly or indirectly by such Rightsholders, and/or their spouses, and/or minor children or grandchildren, or to registered retirement savings plans established by and for the sole benefit of such Rightsholders (such persons, corporations and plans shall be considered to be the class of eligible Rightsholders hereunder).

2.	Number of Shares Available Under Plan

Common Shares to be issued upon exercise of Rights granted under the Plan shall be reserved on the date of the grant of such Rights for issuance upon exercise of such Rights.

(a)      Maximum Number.  Subject to adjustment as provided in Subparagraph 4(i) below, the aggregate number of Common Shares which may be reserved for issuance under the Plan shall not exceed the greater of (x) 4,150,000 and (y) 5% of the issued and outstanding Common Shares.  The Common Shares reserved for issuance upon the exercise of Rights that (i) expire unexercised; (ii) are exercised by the Rightsholder for the “In The Money Value of the Right” (as hereinafter defined) in cash pursuant to a Cash Settlement Request (as hereinafter defined); (iii) are exercised for Common Shares issued from Treasury or purchased by the Corporation in the secondary market pursuant to a Securities Settlement Request (as defined below); or (iv) are exercised for Common Shares issued from Treasury pursuant to a Treasury Shares Alternative Settlement Request (as hereinafter defined) pursuant to subparagraphs 4(c), (d) or (e) below (or any combination thereof), shall be available for subsequent grants of Rights under the Plan.

(b)      Termination, Expiry, etc.  If any Rights granted under the Plan shall terminate, expire or, with the consent of the Rightsholder and any applicable regulatory authority, be cancelled such number of new Rights may thereafter be granted, subject to applicable regulatory requirements.

3.	Administration

(a)      Supervision by Board.  The Plan shall be administered under the supervision of the board of directors of the Corporation or the compensation committee of the board of directors (both of which are referred to hereinafter as the “Board”).

(b)      Powers of Board.  Subject to the provisions of the Plan, the Board shall have the power to:

(i)	determine and designate from time to time those persons to whom Rights under this Plan are to be granted and the number of Common Shares to be subject to such Rights; and

(ii)	determine the time or times when, and the manner in which, each Right shall be exercisable and the duration of the exercise period.

(c)      Other Rights and Purchase Plans.  A senior officer or director who has been granted a Right may, if the person is otherwise eligible, be granted an additional Right or Rights under this Plan or any other option or purchase plans of the Corporation if the Board shall so determine.

(d)      Interpretation: Rules and Regulations.  The Board may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions as it deems necessary or advisable.  Without limiting the generality of the foregoing, the Board may, in its discretion, treat all or any portion of any period during which a Rightsholder is on an approved leave of absence from the Corporation, or an affiliate or subsidiary of the Corporation, as a period of employment of such Rightsholder by the Corporation, or such affiliate or subsidiary, as the case may be, for the purpose of accrual of the Rightsholder’s Rights under the Plan.  Any interpretation, determination or other action made or taken by the Board shall be final, binding and conclusive.

(e)      Discretionary Awards to Non-Employee Directors.    The Compensation Committee of the Board, being an independent committee of the Board, shall administer any discretionary awards to non-employee directors.

4.	Terms and Conditions

Rights granted under the Plan shall be evidenced by a Rights agreement, in a form approved by the Board, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board may deem appropriate:

(a)      Rights Period.  Each Rights agreement shall specify the period for which the Rights thereunder are exercisable (which in no event shall exceed 5 years from the date of grant) and shall provide that the Rights shall expire at the end of such period.

(b)      Exercise Price.  The exercise price (the “Exercise Price”) of each Right shall be determined by the Board at the time such Rights are granted but in no event shall such price be lower than the Market Price (as hereinafter defined) at the time of the grant.

“Market Price” means the volume weighted average trading price of the Common Shares of the Corporation on the Toronto Stock Exchange (the “TSX”), or another stock exchange where the majority of the trading volume and value of the Common Shares occurs, calculated by dividing the total value by the total volume of Common Shares traded for the five (5) trading days immediately preceding the date of the Rights grant.  In certain exceptional circumstances and where appropriate, the TSX or another exchange may exclude certain trades from this calculation and adjust the market price accordingly.  If the securities are suspended from trading or have not traded on the TSX or another exchange for an extended period of time, the market price will be the fair market value of the listed securities as determined by the Board.  In all instances, the Market Price shall be determined in accordance with Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”).

(c)      Cash Settlement.

(i)
Rightsholders shall be entitled to elect a cash settlement (“Cash Settlement”) of the Rights.  A Cash Settlement shall provide the Rightsholder (or in the event of the death of the Rightsholder, the Rightsholder’s executors or personal representatives) with the right to receive, upon the exercise of the Rights (in accordance with the terms of the Rights), the “In the Money Value of the Right” in cash (a “Cash Payment Request”).

(ii)
The Board has discretionary authority to accept or reject a Cash Payment Request in whole or in part. Notwithstanding the foregoing, the General Counsel of the Corporation may approve a Cash Payment Request in respect of amounts equal to or less than $2,500 United States dollars.

(iii)
If a Cash Payment Request is accepted, the Corporation shall pay the amount representing the “In the Money Value of the Right” accepted by the Board within 20 days of receipt of notice of such Cash Payment Request.

(iv)
If a Cash Payment Request is rejected by the Board in whole or in part, the Rightsholder shall elect either a Securities Settlement or a Treasury Share Settlement Alternative in respect of that portion of the Cash Payment Request which was rejected by the Board.

“In the Money Value of the Right” shall mean the amount by which the weighted average trading price per Common Share on the TSX, or such other exchange upon which the Common Shares are then trading, for the “Pricing Date” exceeds the Exercise Price multiplied by the number of Common Shares for which the Rights are exercised. The “Pricing Date” shall be the date of exercise (or if the Common Shares do not trade on the TSX on the exercise date, the next date on which the Common Shares trade) provided that notice of the exercise of the Rights is received by the Secretary of the Corporation on or before 9:30 a.m. local time on the exercise date.  If notice of exercise is received by the Secretary of the Corporation after 9:30 a.m. on the exercise date, the Pricing Date shall be the next date upon which the Common Shares trade on the TSX.

(d)      Securities Settlement. In lieu of receiving a Cash Settlement, Rightsholders shall be entitled to elect to receive the In the Money Value of the Right in Common Shares (the “Securities Settlement”) by requesting that the Corporation issue from treasury the number of Common Shares represented by dividing the In the Money Value of the Right by the Market Price) (a “Securities Settlement Request”), which Common Shares will be issued from treasury to the Rightsholder (or, if deceased, his legal representative) as fully paid and non-assessable shares in the capital of the Corporation. Notwithstanding the foregoing, if a Rightsholder requests a Securities Settlement the Corporation, at its discretion, is entitled to fulfill all or any part of such Securities Settlement Request by purchasing some or all of the Common Shares the Rightsholder (or, if deceased, his legal representative) is entitled to receive in the secondary market for the account of the Rightsholder. Any such Common Shares purchased in the secondary market to fulfill all or any part of a Securities Settlement Request shall be transferred to, and registered in the name of, the Rightsholder (or, if deceased, his legal representative) or as the Rightsholder directs.  Upon receipt of a Securities Settlement Request, the Corporation shall issue or purchase, as the case may be, the Common Shares which the Rightsholders is entitled to receive within 10 days of receipt of notice of such Securities Settlement Request.

(e)      Treasury Share Settlement Alternative. At the sole option of the Rightsholder, in lieu of receiving a Cash Settlement or a Securities Settlement or any combination of the foregoing, the Rightsholder may elect to pay to the Corporation the Exercise Price and receive that number of Common Shares from the treasury of the Corporation (the “Treasury Share Settlement Alternative”). Upon receipt of a request by a Rightsholder for a Treasury Share Settlement Alternative (a “Treasury Share Settlement Alternative Request”) in accordance with the provisions of this plan and the Rights agreement, all such Common Shares shall be issued as non-assessable and fully paid shares in the capital of the Corporation. Upon receipt of a Treasury Share Settlement Alternative Request, the Corporation shall issue the Common Shares which the Rightsholders is entitled to receive within 10 days of receipt of notice of such Treasury Share Settlement Alternative Request.

For greater certainty, a Rightsholder may elect to receive, upon exercise of Rights, the value of such exercise partially in cash (pursuant to a Cash Settlement Request) and partially in Common Shares (pursuant to a Securities Settlement Request and/or a Treasury Share Settlement Alternative Request).

With regard to any Rights granted to a “covered individual”, as defined in Section 162(m)(3) of the Code, the award shall be made by a committee of the Board that constitutes a “compensation committee” within the meaning of Section 162(m).

(f)      Exercise of Right.  The Board may specify in any Rights agreement or resolution authorizing Rights: (i) that no part or parts of any Right may be exercised until the Rightsholder shall have been a senior officer or director of the Corporation or an affiliate or subsidiary of the Corporation for such period after the date on which the Rights are granted as the Board may specify in the Rights agreement or resolution; or (ii) that any Rights shall not be exercisable until such vesting period or periods as may be specified by the Board shall have elapsed.

(g)      Payment of Purchase Price Upon Exercise.  The Exercise Price for Common Shares issued upon a Treasury Share Settlement Alternative Request shall be fully paid in cash or by cheque to the Corporation at the time of such exercise.

(h)      Exercise in the Event of Death or Termination of Employment, etc.

(i)
If a Rightsholder shall die (or if  the Rightsholder is a personal holding company controlled by, or a registered retirement savings plan established by, a senior officer or director, then if such person shall die) (A) while a senior officer or director of the Corporation, or of an affiliate or subsidiary of the Corporation, or (B) within 30 days after termination of the Rightsholder’s office or directorship with the Corporation, or an affiliate or subsidiary of the Corporation, in accordance with clause (ii) or (iii) below, the Rightsholder’s Rights shall expire upon the earlier of 12 months from the date of death and the expiration date specified in accordance with Subparagraph 4(a) above.  In the case of Rightsholders who are natural persons, such right of exercise may be exercised, to the extent that the Rightsholder shall have been entitled to do so at the date of death, by the person or persons to whom the Rightsholder’s Rights under the Rights pass by will or applicable law, or if no such person has such right, by the Rightsholder’s executors or administrators.

(ii)
If a Rightsholder’s (or, if the Rightsholder is a personal holding company controlled by, or a registered retirement savings plan established by, a senior officer or director, then if such person’s) office or directorship with the Corporation, or an affiliate or subsidiary of the Corporation, shall terminate because of the Rightsholder’s permanent disability, the Rightsholder may exercise the Rightsholder’s Rights, to the extent the Rightsholder may be entitled to at the date of the termination of the Rightsholder’s office with the Corporation, at any time, or from time to time, within six months of the date of the termination of the Rightsholder’s office, but in no event later than the expiration date specified in accordance with Subparagraph 4(a) above;

(iii)
If any Rightsholder’s (or, if the Rightsholder is a personal holding company controlled by, or a registered retirement savings plan established by, a senior officer or director, then if such person’s) office or directorship with the Corporation, or an affiliate or subsidiary of the Corporation, shall terminate for any reason other than the Rightsholder’s death or permanent disability, the Rightsholder may exercise the Rightsholder’s Rights, to the extent that the Rightsholder may be entitled to do so at the date of the termination of the Rightsholder’s office or directorship, at any time or from time to time, within 90 days of the date of termination of the Rightsholder’s office or directorship, but in no event later than the expiration date specified in accordance with Subparagraph 4(a) above; provided that in the case of termination of office for cause, the Rightsholder’s Rights to exercise the Rightsholder’s Rights shall cease forthwith upon notice of such termination being given;

(iv)
In the event of termination in (i), (ii) or (iii) above, the Board shall have the discretion, in appropriate circumstances, to extend the period for exercise of the Rightsholder’s Rights, but in no event later than the expiration date specified in accordance with subparagraph 4(a) above.

(i)      Right to Exercise Rights in connection with a Proposed Transaction.

(i)
If there is a Take-over Bid or Issuer Bid (as those terms are defined pursuant to applicable securities laws), other than a “Normal Course” Issuer Bid, made for all or any of the issued and outstanding Common Shares, then the Board may, in its sole discretion, by resolution, permit any or all unvested Rights of any or all Rightsholders outstanding under the Plan to become immediately exercisable (subject to any limitations the Board may impose) in order to permit Common Shares issuable pursuant to a Securities Settlement or Treasury Shares Settlement Alternative election to be tendered to such bid.

(ii)
There shall be no automatic vesting of unvested Rights held by a Rightsholder in connection with a Change of Control (as defined below) unless otherwise agreed in an employment or consulting agreement. For the purposes of this provision, a “Change of Control” will be deemed to have occurred when:

(A)
a person (which includes a partnership or corporation) acting alone or jointly or in concert with others, acquires beneficial ownership of voting securities of the Corporation which, together with voting securities of the Corporation already owned by such person or persons, constitutes in the aggregate 50% or more of the outstanding voting securities of the Corporation (for greater certainty, an initial public offering of the Corporation’s Common Shares will not constitute a Change of Control). A person who is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as a part of such person’s duties for fully managed accounts, holds or exercises voting power over voting securities of the Corporation, will not, solely by reason thereof, be considered to be a beneficial owner of such voting securities;

(B)	the Corporation agrees to amalgamate, consolidate or merge with another body corporate;

(C)	any resolution is passed or any action or proceeding is taken with respect to the liquidation, dissolution or winding up of the Corporation; or

(D)	the Corporation decides to sell, lease, or otherwise dispose of all, or substantially all, of its assets.

All unvested Rights held by a Rightsholder shall vest immediately in the event that such Rightsholder’s office or directorship is terminated at any time prior to the expiry date of such Rights by virtue of, or in connection with, a Change of Control, except in the case of termination for cause of such Rightsholder’s office (in which case such Rights shall not vest).

(j)      Acceleration of Awards  The Board or any committee of the Board shall not be permitted to accelerate the vesting of any Rights granted under the Plan except in the case of death, disability, retirement, change of control or pursuant to the terms and conditions of any pre-existing employment agreements (the “Permitted Grounds”).  If the Board or any committee of the Board accelerates the vesting of any Rights for any reason other than the Permitted Grounds, the number of Rights in respect of which vesting is to be accelerated or waived for purposes other than the Permitted Grounds shall be limited to 10% of the Rights authorized for grant under the Plan.

(k)      Investment Representation, Listing and Regulation.

(i)
No Rights shall be granted under the Plan unless and until the Plan shall have been approved by the TSX, if required, or any other stock exchange from which approval is required. However, any Rights granted in accordance with this Plan by the Board prior to the time when such stock exchange approval is required shall be valid and binding in accordance with this Plan and the terms of such grant.

(ii)
Each Right shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the registration, qualification or other approval of or in connection with the Plan is necessary or desirable under any provincial or federal law, then such Rights may not be exercised (whether in respect of a Cash Settlement Request, Securities Settlement Request or Treasury Share Settlement Alternative Request, as appropriate), in whole or in part, unless and until such registration, qualification or approval shall have been obtained free of any condition not acceptable to the Board.  The Rightsholder shall, to the extent applicable, cooperate with the Corporation in relation thereto and shall have no claim or cause of action against the Corporation or any of its officers, directors or shareholders as the result of any failure by the Corporation to take any steps to obtain any such registration, qualification or approval.

(iii)
The granting of Rights and any issuance of Common Shares under the Plan in accordance with a Securities Settlement Request or a Treasury Shares Settlement Alternative Request shall be carried out in compliance with applicable securities laws, statutes, regulations of governmental authorities and applicable stock exchanges. The Corporation is not obligated by any provision of this Plan or any grant hereunder to permit the exercise of any Right granted hereunder in violation of any applicable law.

(l)      Adjustments in Event of Change of Common Shares.  Subject to any required approvals of applicable regulatory authorities and stock exchanges, in the event of any change in the Common Shares by reason of any stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Shares at a price substantially below fair market value, or of any similar change affecting the Common Shares, the number and kind of shares which thereafter may be subject to, and sold under, the Plan and the number and kind of shares subject to the Plan in outstanding Rights agreements and the Exercise Price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the Rights granted to, or available for, participants in the Plan.

(m)     Liquidation.  In the event the Board shall adopt a plan of complete liquidation, all Rights shall become immediately exercisable in full, notwithstanding that they may have been initially granted on an instalment basis.

(n)     No Rights as Shareholder.  No Rightsholder shall have any Rights as a shareholder with respect to any Common Shares subject to the Rightsholder’s Rights prior to the date of issuance to such Rightsholder of a certificate or certificates for such shares in connection with a Securities Settlement Request or a Treasury Shares Settlement Alternative Request.

(o)     No Rights to Continued Employment.  The Plan and any Rights granted under the Plan shall not confer upon any Rightsholder any right with respect to continuance in such Rightsholder’s office or directorship with the Corporation, or any affiliate or subsidiary of the Corporation, nor shall they interfere in any way with the right of the Corporation, or any affiliate or subsidiary of the Corporation, for which a Rightsholder holds an office to terminate the Rightsholder’s position in such office at any time in accordance with applicable law, or with the rights of the shareholders of the Corporation to end the Rightsholder’s directorship with the Corporation.

(p)     Financial Assistance.  At the discretion of the Board and subject to applicable law, the Corporation may provide financial assistance to any Rightsholder to assist in the exercise of Rights granted hereunder, such assistance to be in such form and on such terms as the Board may approve including, without limiting the generality of the foregoing, by way of loan which may be interest-bearing or non-interest-bearing, recourse or non-recourse, and secured or unsecured.

5.	Amendment and Discontinuance

(a)           The Board may, at any time and from time to time, amend, suspend or terminate the Plan without shareholder approval, provided that no such amendment, suspension or termination may be made without obtaining any required approval of any regulatory authority or stock exchange or the consent or deemed consent of a Rightsholder where, in the case of a Rightsholder such amendment, suspension or termination materially prejudices the rights of the Rightsholder.

(b)           Notwithstanding the provisions of Section 5(a), the Board may not, without the approval of the shareholders of the Corporation, make amendments to the Plan for any of the following purposes:

(i)	to increase the maximum number of Common Shares issuable under the Plan;

(ii)	to reduce the Exercise Price of Rights for the benefit of an Insider;

(iii)	to extend the period for which the Rights are exercisable in respect of Rights for the benefit of an Insider (as defined in Section 6); and

(iv)	to amend the provisions of this Section 5(b).

(c)           The Board may, at any time and from time to time, without the approval of the shareholders of the Corporation, amend any term of any outstanding Right, provided that:

(i)	any required approval of any regulatory authority or stock exchange is obtained;

(ii)
if the amendments would reduce the Exercise Price or extend the period for which the Rights are exercisable in respect of Rights granted to Insiders (as defined in Section 6), approval of the shareholders of the Corporation must be obtained;

(iii)	the Board would have had the authority to initially grant the Rights under the terms so amended; and

(iv)	the consent or deemed consent of the Rightsholder is obtained if the amendment would materially prejudice the rights of the Rightsholder.

6.           Restrictions on Awards

The maximum number of Common Shares that:

(a)           may be reserved for issuance to Insiders pursuant to the Plan and any other previously established or proposed Share Compensation Arrangement is 10% of the number of Common Shares outstanding;

(b)           may be issued to Insiders under the Plan and any other previously established or proposed Share Compensation Arrangement within a one-year period is 10% of the number of Common Shares outstanding; and

(c)           may be issued to any one Insider under the Plan and any other previously established or proposed Share Compensation Arrangement within a one-year period is 5% of the number of Common Shares outstanding.

If a proposed Share Compensation Arrangement, together with all of the Corporation’s other previously established or proposed Share Compensation Arrangements, could result, at any time, in the number of shares reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding issue, the Share Compensation Arrangement must be approved by a majority of the votes cast at the shareholders’ meeting other than votes attaching to securities beneficially owned by Insiders.

For the purposes of this Section 6, holders of non-voting and subordinate voting shares must be entitled to vote with the holders of any class of shares of the Corporation which otherwise carry greater voting rights, on a basis proportionate to their respective residual equity interests in the Corporation.

For the purposes of this Section 6, the following terms shall have the following meanings:

(a)           “Insider” has the meaning given to that term in the Securities Act (Ontario) and also includes associates and affiliates of the insider, but does not include directors or senior officers of a subsidiary or affiliate of the Corporation unless such director or senior officer:

(i)	in the ordinary course receives or has access to information as material facts or material changes concerning the Corporation before the material facts or material changes are generally disclosed;

(ii)
is a director or senior officer of a “major subsidiary” of the Corporation (where “major subsidiary” has the meaning given to that term in National Instrument 55-101 – Insider Reporting Exemptions); or

(iii)	is an insider of the Corporation in a capacity other than as a director or senior officer of the subsidiary or affiliate.

For the purpose of this definition, the terms “affiliate”, “associate” and “subsidiary” have the meanings given to them, respectively, in the Securities Act (Ontario).

“Share Compensation Agreement” means any stock option, stock plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

7.	Proceeds from Sales of Common Shares

The aggregate Exercise Price received from the sale of Common Shares issued upon receipt by the Corporation of such Exercise Price in connection with a Treasury Shares Settlement Alternative Request shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board may determine.

8.	Withholding

The Corporation shall have the right to deduct and withhold from (or recover in respect of) any payment to be made pursuant to or in connection with this Plan, any Right or any Shares the amount of any taxes required by law to be withheld from, or paid in connection with, such payment.  The Corporation may, in its discretion, permit a Rightsholder to elect to satisfy such withholding obligation through a cash payment to be made by such Rightsholder, through the surrender of Shares held by a Rightsholder in a manner acceptable to the Corporation, or through the surrender of shares which the Rightsholder is otherwise entitled to receive under the Plan or any Right.  The Corporation shall have the right to sell any of the Rightsholder’s Shares to satisfy or recover any taxes which are payable by the Corporation in respect of this Plan, any Right or any Shares for the account of such Rightsholder.  Where the withholding undertaken in connection with the foregoing is considered by the Corporation to be inadequate, the payment or delivery of property hereunder by the Corporation shall be conditional upon such Rightsholder (or other person) reimbursing or compensating the Corporation or making arrangements satisfactory to the Corporation for the payment or provision of all required taxes.  For purposes hereof, “taxes” shall refer to any local, foreign, federal, provincial, state, social security, withholding or any other taxes or governmental charges of any kind whatsoever.

9.	Employee Responsibility

Neither the Corporation nor any of its subsidiaries shall assume any responsibility in respect of any tax consequences that arise from participation in the Plan by any employee, consultant or other person.  Such persons are urged to consult their own independent tax advisors in such regard.  In particular, the Corporation and its subsidiaries shall have no liability in respect of any Rights which a Rightsholder may cause to be issued to any personal holding corporation and/or their spouse and/or minor children or grandchildren, and/or to registered retirement savings plans or similar deferred compensation plans.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
11:59 pm, EDT, June 6, 2011

Vote by Internet
• Log on to the Internet and go to
   www.investorvote.com/NEUL
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

1. ELECTION OF DIRECTORS:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

01 - John R. Anderson	☐	☐	☐	02 - Gabriel A. Battista	☐	☐	☐	03 - Shirley Strum Kenny	☐	☐	☐
04 - David Kronfeld	☐	☐	☐	05 - Nancy Li	☐	☐	☐	06 - G. Scott Paterson	☐	☐	☐
07 - Roy E. Reichbach	☐	☐	☐	08 - Charles B. Wang	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	☐	☐	☐	3. APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION.	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
4. APPROVAL OF UNALLOCATED OPTIONS TO ACQUIRE SHARES OF COMMON STOCK UNDER THE STOCK OPTION PLAN.	☐	☐	☐	5. APPROVAL OF UNALLOCATED SARS UNDER THE SARS PLAN.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NEULION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEULION, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS OF NEULION, INC. TO BE HELD ON JUNE 7, 2011

Roy E. Reichbach and Arthur J. McCarthy, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as they or their substitutes present and acting at the meeting shall unanimously determine, all of the shares of capital stock of NeuLion, Inc. that the undersigned would be entitled to vote, if personally present, at the 2011 Annual Meeting of Stockholders of NeuLion, Inc. and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE SO THAT IT ARRIVES BY 5:00 P.M. ON JUNE 6, 2011.